UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 21, 2005

TO THE STOCKHOLDERS OF INTERNATIONAL RECTIFIER CORPORATION:

Notice is hereby given that the annual meeting (the “Meeting”) of the stockholders of International Rectifier Corporation (the “Company”) will be held at the HEXFET America facility of the Company located at 41915 Business Park Drive, Temecula, California on Monday, November 21, 2005, at 10:00 a.m. (California time) for the following purposes:

1.   Election of Directors.   To elect two Class Two directors to hold office until the annual meeting of stockholders to be held in 2008, or until their respective successors have been elected and qualified. The Board of Directors’ nominees are Alexander Lidow and Rochus E. Vogt.

2.   Amendment of Employee Stock Purchase Plan.   To approve the proposed amendment and restatement of the Company’s employee stock purchase plan.

3.   Ratification of Appointment of Independent Registered Public Accounting Firm.   To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2006.

4.   Other Business.   To transact such other business as properly may come before the Meeting or any postponement or adjournment thereof.

Only persons who are stockholders of record at the close of business on September 21, 2005 (the “Stockholders”) are entitled to notice of and to vote, in person or by proxy, at the Meeting or any adjournment or postponement thereof.

The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting, and Stockholders are encouraged to read it in its entirety.

As set forth in the accompanying Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Company. It is expected that these materials first will be mailed to Stockholders on or about October 18, 2005.

IT IS IMPORTANT THAT ALL STOCKHOLDERS VOTE. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, OR TO VOTE BY PROXY, BY TELEPHONE OR BY THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU THEN MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

By Order of the Board of Directors,
INTERNATIONAL RECTIFIER CORPORATION

Donald R. Dancer,
Secretary
October 18, 2005
El Segundo, California

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PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 21, 2005

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of International Rectifier Corporation (the “Company”) for use at the annual meeting (the “Meeting”) of the stockholders of the Company to be held on Monday, November 21, 2005, at the HEXFET America facility of the Company located at 41915 Business Park Drive, Temecula, California, at 10:00 a.m. (California time) and at any adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Only stockholders of record (the “Stockholders”) at the close of business on September 21, 2005 (the “Record Date”) are entitled to notice of and to vote, in person or by proxy, at the Meeting or any adjournment or postponement thereof. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card (the “Proxy”) will be first mailed to Stockholders on or about October 18, 2005.

Matters to be Considered

The purpose of the Meeting is to consider and vote on the following proposals:

1.     Election of Directors.   To elect two Class Two directors to hold office until the annual meeting of stockholders to be held in 2008, or until their respective successors have been elected and qualified. The Board’s nominees are Alexander Lidow and Rochus E. Vogt.

2.     Amendment of Employee Stock Purchase Plan.   To approve the proposed amendment and restatement of the Company’s employee stock purchase plan.

3.     Ratification of Appointment of Independent Registered Public Accounting Firm.   To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2006.

4.     Other Business.   To transact such other business as properly may come before the Meeting or any postponement or adjournment thereof.

Method of Voting

Stockholders can vote by proxy by means of the mail, telephone or the Internet, or by attending the Meeting and voting in person. If you vote by telephone or the Internet, you do not need to return the Proxy. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day, and will close at 11:59 p.m. on November 20, 2005. If you hold Common Stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Meeting.

Voting by Mail.   If you choose to vote by mail, simply mark the enclosed Proxy and date, sign and return it to ADP Investor Communication Services in the postage-paid envelope provided. If the envelope is missing, please mail the completed Proxy to International Rectifier Corporation, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717. If you vote by mail, the Proxy must be signed and dated by you or your authorized representative or agent. Eric Lidow and Donald R. Dancer, the designated proxyholders (the “Proxyholders”), are members of the Company’s management.

Voting by Telephone.   You can vote by calling the toll-free telephone number on the Proxy. Voice prompts will instruct you to vote your shares and confirm that your vote has been properly recorded. If you are located outside the U.S., Puerto Rico and Canada, see the Proxy for additional instructions.

Voting on the Internet.   You can vote on the Internet at www.proxyvote.com. As with telephone voting, you can confirm that your vote has been properly recorded.

Revocation of Proxy

You may revoke a Proxy at any time before it is exercised at the Meeting by submitting a written revocation, or a duly executed Proxy bearing a later date, to the Secretary of the Company at 233 Kansas Street, El Segundo, California 90245 prior to the commencement of the Meeting, or by voting in person at the Meeting. Stockholders whose shares are held in “street name” should consult with their broker or nominee concerning the method for revoking their Proxy.

Voting Rights

The authorized capital stock of the Company consists of (i) 330,000,000 shares of common stock, $1.00 par value per share (“Common Stock”), of which 70,731,960 shares were issued and outstanding at the close of business on the Record Date and (ii) 1,000,000 shares of preferred stock, $1.00 par value per share, none of which were issued and outstanding on the Record Date.

A majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present either in person or by proxy, constitutes a quorum for the conduct of business at the Meeting. Votes withheld, abstentions and “broker non-votes” (as defined below) will be counted for purposes of determining the presence of a quorum.

Each Stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company at the close of business on the Record Date on any matter submitted to the Stockholders at the Meeting. The Company’s Certificate of Incorporation or Bylaws does not authorize cumulative voting in the election of directors.

In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. The Company’s Certificate of Incorporation and Bylaws divides the Board into three classes, with each class to be elected for a three-year term on a staggered basis.

Each proposal described in this Proxy Statement, other than the election of directors, requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting; and provided that in the case of Proposal 2 the total votes cast on the proposal constitute a majority of the outstanding shares of Common Stock entitled to vote on the proposal to the extent required by the rules of The New York Stock Exchange. An abstention on any proposal submitted to the Stockholders, other than the election of directors, will be included in the number of votes present and entitled to vote on that proposal and, accordingly, will have the effect of a vote cast “AGAINST” the proposal. However, broker non-votes with respect to a proposal will not be included in the number of shares counted as being present for the purpose of voting on that proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal and may affect whether the total votes cast on a proposal constitutes a majority of the shares entitled to vote on the matter.

If a Proxy is properly signed, dated and returned and is not revoked, the shares of Common Stock represented by the Proxy will be voted in accordance with the instructions given in the Proxy. If no instructions are given in the Proxy, such shares of Common Stock will be voted “FOR” the election of the Board’s nominees, “FOR” approval of the amendment and restatement of the employee stock purchase plan, “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2006 and in accordance with the recommendations of the Board as to any other matter that may properly be brought before the Meeting or any adjournment or postponement thereof.

Brokers holding Common Stock in “street name” who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Stockholders. If the broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a Proxy to vote the Common Stock at his or her discretion in the election of directors or the appointment of independent registered public accounting firm. However, brokers or nominees do not have discretion to vote on certain other proposals without specific instructions from the beneficial owner. When a broker or nominee is unable to vote a client’s shares on a proposal, the missing votes are referred to as “broker non-votes.” If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such shares, your broker or nominee may, at his or her discretion, vote such shares “FOR” the election of the Board’s nominees and “FOR” ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

Other Business

As of the date of this Proxy Statement, the Board knows of no business to be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the Proxyholders intend to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board and the authority to do so is included in the Proxy.

Procedures for Stockholder Nominations

Under the Company’s Bylaws, nominations for the election of directors may be made by any stockholder entitled to vote in the election of directors. However, a stockholder may nominate a person for election as a director at a meeting only if the nomination is timely and otherwise complies with the procedures of Section 6 of Article II of the Company’s Bylaws. To be timely, notice of the nomination must be delivered to or mailed and received at the principal executive office of the Company not less than 30 days and no more than 90 days prior to the meeting; provided that, if the Company has given less than 40 days’ notice of the date of the meeting, notice of a nomination will be timely if received no later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or otherwise given. The notice shall be addressed to the corporate secretary of the Company and must include the name, age, business address and residence address of each nominee, the nominee’s principal occupation or employment, the class and number of shares of stock of the Company beneficially owned by the nominee, and any other information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934. In addition, the stockholder making the nomination shall provide in the notice of nomination the stockholder’s name and address, and the class and number of shares of stock of the Company beneficially owned by the stockholder. The Company may require the nominating stockholder to furnish such other information about the nominee as may be reasonably necessary to determine the eligibility of the proposed nominee to serve as a director of the Company. Stockholder nominations submitted in accordance with the requirement of the Bylaws will be forwarded to the Corporate Governance and Nominating Committee. See “Proposal 1. Election Nominating Procedures and Criteria.”

Cost of Solicitation of Proxies

This Proxy solicitation is made by the Board, and the Company will bear the costs of this solicitation, including the expense of preparing, printing, assembling and mailing this Proxy Statement and any other material used in the solicitation of Proxies. If it should appear desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Stockholders, banks, brokerage houses, custodians, nominees and others, by telephone, facsimile, e-mail or in person to request that Proxies be furnished, for which services no additional compensation will be paid. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals. The total estimated cost of the solicitation of Proxies is $10,000.00.

Security Ownership of Principal Stockholders and Management

The following table sets forth as of the Record Date information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock (other than depositories), (ii) each of the Company’s directors, (iii) each of the Named Executive Officers (as defined below) and (iv) all of the Company’s executive officers and directors as a group.

Name and Address(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percent(3)
FMR Corp. 82 Devonshire St., Boston, MA 02109	6,658,630		10.33
Neuberger Berman, Inc. 605 Third Ave., New York, NY 10158	5,010,903		7.77
Eric Lidow	2,402,575	(4)(5)(6)	3.7
Alexander Lidow	2,223,325	(4)(5)(6)(7)(8)	3.2
Robert Grant	642,196	(6)(8)(9)	*
Michael P. McGee	414,970	(6)(8)	*
Walter Lifsey	358,000	(6)	*
Michael Briere	48,398	(6)(8)
Robert S. Attiyeh	54,000	(6)	*
Minoru Matsuda	43,500	(6)	*
James D. Plummer	56,000	(6)	*
Jack O. Vance	89,900	(6)	*
Rochus E. Vogt	101,000	(6)	*
All directors and executive officers as a group (12 persons)			9.3

*                    Less than 1%.

(1)          The address of each executive officer and director is in care of the Company, 233 Kansas Street, El Segundo, California 90245.

(2)          Except as may be set forth below and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares of Common Stock owned.

(3)          Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(4)          In addition, 306,648 shares are held by members of the Lidow family other than Messrs. Eric Lidow and Alexander Lidow and Alexander Lidow’s immediate family. The Messrs. Lidow disclaim any beneficial ownership in any such additional shares. Of the 306,648 shares mentioned above, Derek B. Lidow, the son of Eric Lidow and brother of Alexander Lidow, owns 36,791 shares, and has options to purchase 100,000 shares under the Company’s stock option plans within 60 days of the Record Date. The 4,927,548 shares beneficially owned by members of the Lidow family constitute 7.0% of the shares outstanding. In addition, the Lidow Foundation, of which the Messrs. Eric and Alexander Lidow are directors, owns 80,066 shares; the Messrs. Lidow disclaim any beneficial ownership in such shares.

(5)          Includes 1,440,575 shares owned by the Lidow Family Trust of which Eric Lidow and Elizabeth Lidow are trustees.

(6)          Includes the following amounts of shares of Common Stock subject to options exercisable under the Company’s stock option plans within 60 days of the Record Date: Eric Lidow—962,000; Alexander Lidow—926,000; Michael Briere—47,000; Donald R. Dancer—119,000; Robert Grant—589,323; Walter Lifsey—358,000; Robert Attiyeh—51,000; Minoru Matsuda—38,500; Michael P. McGee—393,500; James D. Plummer—51,000; Jack O. Vance—51,000; and Rochus E. Vogt—46,000; for an aggregate of 3,632,323 shares of Common Stock subject to options exercisable under the Company’s stock plans by the executive officers and directors within 60 days of the Record Date.

(7)          Includes 107,468 shares held by members of Alexander Lidow’s immediate family in which he disclaims any beneficial ownership.

(8)          Includes the following approximate equivalent number of shares of Common Stock under the Company’s 401(k) Plan: Alexander Lidow—71; Michael Briere—107; Robert Grant and his spouse—4,487; and Michael P. McGee—9,008; for an aggregate of approximately 13,673 shares of Common Stock.

(9)          Includes 3,203 shares owned by Robert Grant’s spouse.

PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Executive Officers

The Bylaws of the Company currently provide that the number of directors of the Company shall be seven until changed by an amendment of the Bylaws adopted by the Board. The Bylaws of the Company provide that the Board shall be divided into three classes, as nearly equal in number as possible, which are elected for staggered three-year terms. The term of each class expires at the annual meeting of stockholders in the year 2005 (Class Two), the year 2006 (Class Three) and the year 2007 (Class One).

Only the members of Class Two, Alexander Lidow and Rochus E. Vogt, each of whom currently is a member of the Board, are nominees for election to the Board at the Meeting, to serve until the annual meeting of stockholders to be held in 2008, or until their respective successors have been elected and qualified.

Each nominee has indicated his willingness to serve and, unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the nominees of the Board. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any adjournment or postponement thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. Voting shall take place for the two Class Two directors, and the two nominees for election as Class Two directors at the Meeting who receive the highest number of affirmative votes will be elected.

The Company’s Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. See “General Information—Procedures for Stockholder Nominations” above. Stockholders did not propose any candidates for election at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

The following table sets forth certain information with respect to the nominees and the continuing directors of the Company as of the Record Date.

Name	Age	Principal Occupation	Director Since
CLASS TWO TERM ENDING 2005
Rochus E. Vogt*(1)	75	R. Stanton Avery Distinguished Service Professor and Professor of Physics, Emeritus, California Institute of Technology	1984
Alexander Lidow(2)	50	Chief Executive Officer of the Company	1994
CLASS THREE TERM ENDING 2006
James D. Plummer*(3)	60	Dean of the School of Engineering, Professor of Electrical Engineering, Stanford University	1994
Minoru Matsuda*	68	Professor, Kanazawa Institute of Technology, Ishikawa, Japan	1997
Robert S. Attiyeh*(4)	71	Principal, Beacon Hill Properties, LLC and Yarlung, LLC	2003
CLASS ONE TERM ENDING 2007
Eric Lidow	92	Chairman of the Board of the Company	1947
Jack O. Vance*(5)	80	Managing Director, Management Research, a management consulting firm	1988

*                    The Board has determined that Messrs. Attiyeh, Matsuda, Plummer, Vance and Vogt are independent under the applicable rules of The New York Stock Exchange and the SEC.

(1)          Dr. Vogt—Professor Emeritus, California Institute of Technology; Member, President’s Council for the National Laboratories, University of California

(2)          Alexander Lidow—Chief Executive Officer of the Company, the son of Eric Lidow and a member of the Board of Trustees of the California Institute of Technology.

(3)   Dr. Plummer—Member of the Board of Directors of Intel, Member of the Board of Directors of LEADIS

(4)   Mr. Attiyeh—Member of the Board of Directors of Myriad Genetics

(5)   Dr. Vance—Director of First Consulting Group, Inc., Member of Board of Advisors of The Olson Company

The above named directors have held their respective principal employment positions during the past five years.

None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. Except as set forth above, there are no family relationships among directors or executive officers of the Company and, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board.

Committees of the Board

The Company’s Board of Directors has three standing committees: an Audit Committee, a Compensation and Stock Options Committee and a Nominating and Corporate Governance Committee, each of which consists of two or more directors who serve at the discretion of the Board. Each member of a committee is “independent” as defined under the applicable rules of The New York Stock Exchange and the SEC.

Audit Committee.   The Audit Committee currently consists of Dr. Vance, who serves as the chairman of the committee, and Messrs. Attiyeh, Matsuda and Plummer. The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities regarding (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the external auditors’ qualifications and independence, and (iv) the performance of the Company’s internal audit function and external auditors. The Committee reviews its charter annually. The Board has determined that Dr. Vance and Mr. Attiyeh qualify as an “audit committee financial expert” as defined under the rules of the SEC.

Compensation Committee.   The Compensation and Stock Options Committee (the “Compensation Committee”) currently consists of Dr. Vogt, who serves as the chairman of the committee, Dr. Vance and Mr. Attiyeh. The purpose of the Compensation Committee is to help to ensure that (i) the executive officers of the Company are compensated in a manner consistent with the compensation philosophy of the Company as determined by the Board, (ii) the treatment of all executive officers is in an equitable and consistent manner, (iii) the Company maintains the ability to recruit and retain qualified executive officers, and (iv) the requirements of the appropriate regulatory bodies are met. The committee also administers the Company’s 1984 Stock Participation Plan, 1992 Stock Incentive Plan, 1997 Employee Stock Incentive Plan and 2000 Incentive Plan. The Committee reviews its charter annually.

Nominating Committee.   The Corporate Governance and Nominating Committee (the “Nominating Committee”) currently consists of Dr. Plummer, who serves as the chairman of the committee, and Messrs. Attiyeh, Matsuda, Vance and Vogt. The Committee reviews its charter annually. As part of its review, the Committee has recommended, and the Board has adopted, a revised written charter for the committee, a copy of which is attached as Appendix A to this Proxy Statement. The principal purposes of the Nominating Committee are to help ensure that (i) the Board is appropriately constituted to meet its fiduciary obligations to stockholders and the Company, and (ii) the Company has and follows appropriate governance standards. To carry out its purposes, the committee (i) identifies individuals qualified to become members of the Board, consistent with criteria approved by the Board, (ii) selects the director nominees for the next annual meeting of stockholders, (iii) develops and recommends to the Board corporate governance principles applicable to the Company, and (iv) oversees the evaluation of the Board and management. For further information concerning the criteria and procedures for selecting director nominees, see “Nominating Procedures and Criteria” below.

Charters of the Committees.   Each committee of the Board has recommended, and the Board has adopted, and may amend from time to time, a written charter. The Nominating Committee has also adopted a set of corporate governance guidelines. Each charter and the guidelines are available on the Company’s website at www.irf.com. A copy of each of such documents is also available free of charge by writing to International Rectifier Corporation, Attention: Corporate Secretary, 233 Kansas Street, El Segundo, California 90245.

Meetings of the Board and Committees

The Board held four (4) meetings, and took action by written consent once during the fiscal year ended July 3, 2005. The Audit Committee held nine (9) meetings, the Compensation Committee held ten (10) meetings, and the Nominating Committee held three (3) meetings, during fiscal year 2005. Each person who was a director of the Company or a member of a committee of the Board was present for at least 75% of the meetings of the Board and all such committees held during fiscal year 2005.

It is the policy of the Company to require members of the Board to attend the annual meeting of stockholders, if practicable. Each director attended the 2004 annual meeting of stockholders.

In keeping with the rules of The New York Stock Exchange, a majority of the Board is composed of independent directors. From time to time, the independent directors meet separately or hold executive sessions to discuss and make decisions regarding various matters, including the supervision of management and those matters reserved for determination by independent directors under the rules of The New York Stock Exchange and the Securities and Exchange Commission. A meeting or executive session of the independent directors is presided over by the chair of the committee having principal authority over the subject matter of the meeting or session. The Board believes that this practice provides for leadership at all of the meetings or executive sessions of independent directors without the need to designate a lead director.

Nominating Procedures and Criteria

Among its functions, the Nominating Committee considers and approves nominees for election to the Board. In addition to the candidates proposed by the Board or identified by the committee, the committee considers candidates for director suggested by stockholders, provided such recommendations are made in accordance with the procedures set forth in the Bylaws and described under “General Information—Procedures for Stockholder Nominations”. Stockholder recommendations that comply with these procedures will receive the same consideration that the committee’s nominees receive. Stockholders did not propose any candidates for election at the Meeting.

Essential criteria for all candidates considered by the Nominating Committee include the following: integrity and ethical behavior; maturity; management experience and expertise; independence and diversity of thought; broad business or professional experience; and an understanding of business and financial affairs and the complexities of business organizations. In evaluating candidates for certain Board positions, the committee evaluates additional criteria, including the following: financial or accounting expertise; experience in the Company’s industry; business and other experience relevant to public companies of a size comparable to the Company; and experience in investment banking, commercial lending or other financing activities.

In selecting director nominees, the committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate’s ability to contribute to the success of the Company.

The Board’s nominees for the Meeting have been selected by the Nominating Committee and the full Board.

Communications with Directors

Stockholders may communicate with the chair of the Audit Committee, the Compensation Committee, or the Nominating Committee, or with the independent directors, individually or as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company’s office at 233 Kansas Street, El Segundo, California 90245.

Communications are distributed to the Board, or to any individual director, depending on the facts and circumstances set forth in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request.

Communications that include information better addressed by the complaint hotline supervised by the Audit Committee will be delivered to the hotline.

Compensation of Directors

Directors who are employees of the Company are compensated as officers of the Company and receive no separate compensation for serving as directors. During fiscal year 2005, each independent director received fees of $40,000 for participation on the Board. In addition, after four Board or Committee meetings have been held, each Director receives $2,000 per meeting for each additional Board meeting and $1,000 per meeting for each additional Committee meeting, respectively. The chair receives $4,000 for each such additional meeting. During the term of the Company’s Amended and Restated Stock Incentive Plan of 1992 (the “1992 Plan”), which expired at the end of calendar year 2002, independent directors were automatically granted 10-year stock options to purchase 5,000 shares of Common Stock, at fair market value on the date of grant, on each January 1st. In addition, each independent director was granted an option to purchase 40,000 shares of Common Stock in 1994 or at the time of his election to the Board if elected after 1994. Additionally, each independent director was granted an option to purchase 5,500 shares of the Company’s Common Stock on March 29, 2005, under the 2000 Stock Incentive Plan (the “2000 Plan”). Independent directors are also eligible to receive discretionary option grants under the 2000 Plan.

The options granted to independent directors under the 1992 Plan generally became vested and exercisable at the rate of 20% per year commencing no later than the first anniversary of the grant. The options granted to independent directors under the 2000 Plan generally became vested and exercisable (i) at the rate of 20% per year commencing no later than the first anniversary of the grant for grants prior to November 22, 2004, and (ii) at the rate of 33 1/3 per year commencing no later than the first anniversary of the grant for grants following November 22, 2004. Unless the Board provides otherwise, upon (i) voluntary resignation or retirement after five consecutive years of service on the Board, (ii) death or total disability, or (iii) a change in control event (as defined in the 1992 Plan or the 2000 Plan), vesting accelerates on options held for more than six months so that the option is fully exercisable. Vested options remain exercisable until the earlier of (a) three years from the date of termination of services or death, or (b) expiration of the term of the option. On April 18, 2005, the Company accelerated the vesting of all then outstanding unvested equity awards, including all stock options then held by the Company’s executive officers and directors. “See Report of the Compensation and Stock Options Committee—Long-Term Incentives”, below.

Executive Compensation

The following table sets forth, as to the Chief Executive Officer and as to each of the other five most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the “Named Executive Officers”), information concerning all cash and non-cash compensation awarded, earned or paid for services to the Company in all capacities for each of fiscal year 2005, 2004 and 2003.

SUMMARY COMPENSATION TABLE

		Annual Compensation					Long-Term Compensation
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)		Restricted Stock Awards ($)		Securities Underlying Options/ SARs (#)		All Other Compensation ($)(4)
Eric Lidow(2)	2005	696,237	0		—		0		55,260
Chairman of the Board	2004	660,138	0		—		100,000		53,603
	2003	629,201	0		—		—		28,326
Alexander Lidow	2005	700,000	454,999		—		0		9,317
Chief Executive Officer	2004	700,000	700,000		—		150,000		21,234
	2003	700,000	514,923		—		—		7,200
Robert Grant	2005	457,692	572,981		43,490	(5)	10,000		21,577
Executive Vice President,	2004	457,307	793,962	(6)	431,254	(6)	89,291	(6)	40,942
Global Sales and	2003	420,000	203,764		286,463	(7)(8)	90,466		28,500
Corporate Marketing
Michael P. McGee(3)	2005	376,707	222,600		43,490	(5)	10,000		26,738
Executive Vice President,	2004	369,307	424,323		—		56,000		21,462
Chief Financial Officer	2003	360,000	57,050		70,175	(7)	65,000		27,537
Walter Lifsey	2005	407,845	264,615		43,490	(5)	10,000		35,632
Executive Vice President,	2004	402,919	409,565		—		60,000		16,304
Operations	2003	331,152	137,536		70,175	(7)	80,000		112,303
Michael Briere(9)	2005	270,155	129,070		43,490	(5)	10,000		7,467
Executive Vice President,	2004	—	—		—		—		—
R & D	2003	—	—		—		—		—

(1)    Excludes perquisites or other personal benefits, the amount of which in the aggregate does not exceed the lesser of $50,000 or 10% of the reported annual salary and bonus of the executive officer for any year.

(2)    The Company has an executive agreement with Eric Lidow (See “Executive Agreements” below).

(3)    Does not include annual compensation of approximately $228,000 paid to Mr. McGee pursuant to a Corporate Consulting Services Agreement entered into between Nihon Inter Electronics Corporation (“NIEC”) and the Company in connection with Mr. McGee’s position as Chairman of that company during the past year. Mr. McGee’s service as Chairman and a director of NIEC ended on June 28, 2005. Mr. McGee also received approximately $115,000 in retirement benefits and a one-time bonus payment of approximately $120,000 from NIEC during the past year.

(4)    Includes an automobile allowance granted to key employees, a cash payment of vacation hours that were accumulated beyond 240 hours at the end of the calendar year pursuant to Company vacation policy, and group term life premiums for 2005.

(5)    Restricted stock awards based on performance through Fiscal Year 2005, as follows: Robert Grant received 1000 shares, Michael P. McGee 1000 shares, Walter Lifsey 1000 shares, and Michael Briere 1000 shares of Common Stock vesting in three equal installments over three years. All of such awards become vested on April 18, 2005 when the Company accelerated the vesting of all then outstanding unvested equity awards. (See “Long Term Incentives” below.)

(6)    Pursuant to the incentive compensation award plan for the Company’s eCommerce business unit, these amounts include awards to Mr. Grant of (i) a cash bonus of $287,500, (ii) a restricted stock award of 12,584 shares of Common Stock, and (iii) an award of options to purchase 33,291 shares of Common Stock. (See “Long Term Incentives” below.)

(7)    Restricted stock awards based on performance through Fiscal Year 2003, as follows: Robert Grant received 2000 shares, Michael P. McGee 1750 shares and Walter Lifsey 1750 shares of Common Stock vesting in three equal installments over three years.

(8)    A grant to Robert Grant of restricted stock awards of 7,614 shares of Common Stock for fiscal year 2003 pursuant to the incentive compensation award plan for the Company’s eCommerce business unit. (See “Long Term Incentives” below.)

(9)    Michael Briere became Executive Vice President, R&D on January 28, 2005.

Stock Option Grants

The following table sets forth certain information regarding the grant of stock options made during fiscal year 2005 to the Named Executive Officers.

OPTION/SAR GRANTS IN FISCAL YEAR 2005

	Individual Grants
	Number of Securities Underlying Options/SARs	Percent of Total Options/SARs Granted To Employees In	Exercise or Base Price	Expiration	Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term(3)
Name of Officer	Granted(1)	Fiscal Year	$/sh	Date(2)	5%	10%
Eric Lidow	0	0	0	0	0	0
Alexander Lidow	0	0	0	0	0	0
Robert Grant	10,000	.8	43.49	3/28/10	120,155	265,511
Michael P. McGee	10,000	.8	43.49	3/28/10	120,155	265,511
Walter Lifsey	10,000	.8	43.49	3/28/10	120,155	265,511
Michael Briere	10,000	.8	43.40	3/28/10	120,155	265,511

(1)          Options granted in 2005 generally have a term of five years and vest at rate of 33 1/3% per year.

(2)          Subject to earlier termination in certain events related to termination of employment.

(3)          These values are solely the mathematical results of hypothetical assumed appreciation of the market value of the underlying shares at an annual rate of 5% and 10% over the full term of the options, less the exercise price. Actual gains, if any, will depend on future stock market performance of the Common Stock, market factors and conditions, and each optionee’s continued employment through the applicable vesting periods. The Company makes no prediction as to the future value of these options or of its Common Stock, and these values are provided solely as examples required by the SEC proxy reporting rules.

Option Exercises and Holdings

The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during fiscal year 2005, the number of shares of Common Stock issuable upon the exercise of stock options held at fiscal year end and the value of options held at fiscal year end based upon the closing sale price of the Common Stock on The New York Stock Exchange on July 3, 2005 ($47.62).

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2005
AND FISCAL YEAR-END OPTION/SAR VALUES

	Shares Acquired on	Value		Number of Securities Underlying Unexercised Options at July 3, 2005(1)(5)		Value of Unexercised In-the-Money Options at July 3, 2005(2)(5)
Name of Officer	Exercise(#)	Realized($)		Exercisable	Unexercisable	Exercisable	Unexercisable
Eric Lidow	176,000	5,478,520	(3)	862,000	0	15,898,565	0
Alexander Lidow	318,000	8,637,778	(3)(4)	706,000	0	11,688,220	0
Robert Grant	67,500	2,140,071	(3)	589,323	0	5,351,111	0
Michael P. McGee	96,000	2,641,020		393,500	0	2,602,595	0
Walter Lifsey	3,000	107,335		358,000	0	3,593,860	0
Michael Briere	0	0		22,000	0	69,740	0

(1)          The exercisability of options may be accelerated upon a “change in control” as defined in the relevant plan or award agreement.

(2)          The value of unexercised “in-the-money” options is the difference between the closing sale price of the Common Stock on July 3, 2005 ($47.62 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

(3)          Based on shares exercised and sold in connection with selling plans intended to comply with Rule 10b5-1(c).

(4)          The value of $8,637,778 includes the fair market value at day of exercise of approximately $3,920,010 with respect to an aggregate of 137,000 shares exercised and held by Dr. Lidow.

(5)          On April 18, 2005, the Company accelerated all outstanding unvested stock options held by employees of the Company, including all executive officers of the Company. See “Report of the Compensation and Stock Option Committee—Long Term Incentives”, below.

Incentive Compensation Plans

2000 Incentive Plan.   The purpose of the 2000 Incentive Plan (the “2000 Plan”) is to enable the Company to attract, motivate and retain employees by providing incentives related to equity interests in and the financial performance of the Company and our subsidiaries. Grants under the 2000 Plan can be made to any employee, director, consultant or advisor of the Company or our subsidiaries. The Compensation Committee administers the 2000 Plan. The grants that can be made under the 2000 Plan include stock bonuses, restricted stock, stock options, stock purchase warrants and other performance awards. Until November 22, 2004, awards granted under the 2000 Plan generally expire ten years after the grant date. Following November 22, 2004, awards granted under the 2000 Plan generally expire five years after the grant date. As of July 3, 2005, 5,881,488 shares of Common Stock were subject to awards then outstanding under the 2000 Plan, and awards subject to 4,627,970 shares remained available for grant.

1997 Employee Stock Incentive Plan.   The purpose of the 1997 Employee Stock Incentive Plan (the “1997 Plan”) is to enable the Company to attract, motivate and retain employees by providing incentives related to equity interests in and the financial performance of the Company and our subsidiaries. Grants under the 1997 Plan can be made to any employee, consultant or advisor of the Company or our subsidiaries, other than a director or an executive officer. The Compensation Committee administers the

1997 Plan. The grants that can be made under the 1997 Plan include stock bonuses, restricted stock, stock options, stock purchase warrants and other performance awards. Awards expire ten years after the grant date. As of July 3, 2005, 4,123,744 shares of Common Stock were subject to awards then outstanding under the1997 Plan. No further awards may be granted under the plan.

1992 Stock Incentive Plan.   The purpose of the 1992 Stock Incentive Plan (the “1992 Plan”) was to enable the Company and our subsidiaries to attract, motivate and retain employees. Any employee, including any of our directors, officers or key employees were eligible under the 1992 Plan. The Compensation Committee administers the 1992 Plan. The grants that could be made under the 1992 Plan include the issuance of common shares, options, warrants, stock appreciation rights and other performance awards. The 1992 Plan also provided for the grant of options to non-employee directors. The non-employee director options expired ten years after the grant date.

The 1992 Plan expired on December 31, 2002, but options issued under the 1992 Plan remain exercisable. As of July 3, 3,576,054 shares of Common Stock were subject to awards then outstanding under the 1992 Plan.

1984 Stock Participation Plan.   For a description of the 1984 Stock Participation Plan, see “Proposal 2: Amendment and Restatement of 1984 Stock Participation Plan.”

As of the date of this Proxy Statement, 2,920,416 shares of Common Stock had been purchased under the 1984 Plan, and 778,318 additional shares remain available for purchase. A maximum of 3,698,734 shares of Common Stock may be purchased under the 1984 Plan.

Equity Compensation Plan Information

The following table shows outstanding options, their weighted exercise price, and options remaining available for issuance under the Company’s existing compensation plans as of fiscal year end July 3, 2005.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Plans Approved by Stockholders	3,576,054	(1)	$34.3931	0
	5,881,488	(2)	$40.9981	4,632,470
Plans Not Approved by Stockholders	4,123,744	(3)	$36.9044	0
Total	13,581,286		$38.0159	4,632,470

(1)          The 1992 Plan expired December 31, 2002, but options issued under the plan remain exercisable in accordance with plan terms.

(2)          The 2000 Plan currently expires  October 24, 2014.

(3)          The 1997 Plan expired November 22, 2004, but options issued and outstanding under the plan remain exercisable in accordance with plan terms.

Employment Agreements

The Company and Eric Lidow, the Company’s Chairman, are parties to an executive agreement dated May 15, 1991. The agreement set Mr. Lidow’s annual salary at $500,000, and granted the Board discretion to increase his salary and to pay him bonuses. Mr. Lidow’s salary under the agreement as last fixed by the Board is $700,000. Mr. Lidow has not been awarded a bonus in the last three fiscal years. The agreement may be terminated by either party upon 90 days written notice.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2005, Dr. Rochus E. Vogt, Dr. Jack O. Vance and Mr. Robert Attiyeh served on the Compensation Committee. None of these individuals is employed by the Company or has been a party to any transaction with the Company during fiscal year 2005.

Report of the Compensation Committee on Executive Compensation

The Report of the Compensation Committee of the Board of Directors shall not be deemed filed under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

REPORT OF THE COMPENSATION AND STOCK OPTIONS COMMITTEE

The Compensation Committee determines the compensation of the executive officers, including the Named Executive Officers listed in the summary compensation table. (See “Executive Compensation” above.) The Compensation Committee also may review (but does not set) the salaries of all other employees having annual compensation of $150,000 or more. Salaries for those positions are determined by the Chief Executive Officer (“CEO”).

Compensation Program

The Company’s executive compensation program consists of base salaries, annual bonus opportunity and long-term incentives in the form of stock options or restricted stock. The Compensation Committee’s policy generally is to set base salaries in the competitive range for similar positions in technology and semiconductor companies based on information regarding a broad range of such companies obtained from an annual independent survey of executive compensation. The Committee rewards outstanding performance with the opportunity to earn above average total compensation through annual bonuses and stock option grants. Each of the compensation elements is described in more detail below.

Base Salaries

Base salaries and bonuses for fiscal year 2005 of the Named Executive Officers are listed above under “Executive Compensation” and are targeted between the 50th and 75th percentile of competitive salary levels, with the level within that range based on time in the position, comparative performance versus the Company’s competitor group and total compensation comparisons.

Bonuses

The following Named Executive Officers earned bonuses during fiscal year 2005 in the amounts indicated: Alexander Lidow ($454,999); Robert Grant ($572,981); Michael McGee ($222,600); Walter Lifsey ($264,615); and Michael Briere  ($129,070). The bonuses to Messrs. Grant, McGee, Lifsey and Briere were discretionary bonuses based on achievement of certain performance targets relating to Company revenues, gross margin, earnings per share and other individual targets established at the beginning of the fiscal year. The bonus to Dr. Lidow was not made on a formula basis, but rather based on subjective decisions of the Compensation Committee, taking into account factors related to Company performance, including profitability, revenues, new product introductions, market share, and industry position, as well as the Committee’s assessment of Dr. Lidow’s individual performance.

Long-Term Incentives

Long-term incentives are intended to reward for Company performance longer than one year. The Compensation Committee has determined that stock options are an effective incentive to reward for sustained long-term growth in total stockholder return as reflected in the Company’s stock price. Stock options are granted at exercise prices that are not less than fair market value on the date of grant. Outstanding options granted prior to 2002 generally become exercisable at a rate of 20% per year commencing on the first anniversary of the date of grant and expire ten years after the date of the grant. Options granted since January 1, 2002 generally become exercisable at a rate of 25% per year commencing on the first anniversary of the date of grant and expire seven years after the date of grant. Options granted since November 22, 2004 generally become exercisable at the rate of 33 1/3 per year commencing on the first anniversary of the date of grant and expire 5 years after the date of grant. To determine options grants for fiscal year 2005 performance, the Compensation and Stock Options Committee considered peer company options values based on the Black-Scholes valuation model, individual and Company performance, and recommendations from the Chief Executive Officer.

The following Named Executive Officers earned bonuses of restricted stock units (“RSUs”) during fiscal year 2005 in the amounts indicated: Robert Grant received 1000 shares, Michael P. McGee 1000 shares, Walter Lifsey 1000 shares, and Michael Briere 1000 shares.  Restricted stock awards vest at 33 1/3% annually from date of grant based on continued company service. The awards  were based on achievement of certain performance targets.

Robert Grant was subject to a discretionary incentive award plan for the eCommerce business unit of the Company that he directed. Under the plan, the Company’s chief executive officer made award recommendations to the Compensation Committee based on performance targets achieved by the business unit. Award recommendations consisted of bonus compensation of a combination of stock options, restricted stock units and cash. As granted, restricted stock awards vested at 33 1/3% annually from date of grant based on continued company service. The plan provided for four performance milestones, one of which was achieved during fiscal year 2001, one in fiscal year 2003, and another of which was achieved in fiscal 2004. The Summary Compensation Table, above, sets forth the stock option, restricted stock unit and cash awards provided to Mr. Grant under the plan for fiscal years 2004 and 2003. The plan expired by its terms as to any future awards for periods after fiscal year 2004.

Except as set forth above, no awards of restricted stock units have been made to Named Executive Officers for fiscal year 2005.

On April 18, 2005, the Company accelerated the vesting of all then outstanding equity awards, including employee stock options and restricted stock units (“RSUs”), primarily to avoid recognizing in its income statement $108 million in associated compensation expense in future periods as a result of the adoption of FASB Statement No. 123R, “Share-Based Payment” (“SFAS No. 123R”).  As part of that action the vesting was accelerated for all  stock options and RSUs held by the Company’s executive officers and directors.

CEO Compensation

No adjustment to Alexander Lidow’s base compensation was made in fiscal year 2005. Dr. Lidow’s base salary reflects approximately the 75th percentile of recent salaries of CEOs of peer semiconductor companies. He received a bonus of $454,999 for fiscal year 2005. In establishing Dr. Lidow’s compensation, the Committee additionally reviewed the relationship of his compensation to the performance of the Company as a whole.

Policy on Section 162(m) of the Internal Revenue Code

The Company has not adopted any formal policy with respect to Section 162(m) of the Internal Revenue Code of 1986. However, the Compensation Committee generally structures compensation to be deductible and considers cost and value to the Company in making compensation decisions which would result in non-deductibility. The Board has on occasion made decisions resulting in non-deductible compensation. The Company will not be able to deduct any compensation in excess of $1,000,000 paid to Alexander Lidow and Robert Grant in fiscal year 2005. The Compensation Committee believes that these payments were appropriate and in the best interests of the Company.

COMPENSATION AND STOCK OPTIONS COMMITTEE
Rochus E. Vogt (Chairman)
Robert S. Attiyeh
Jack O. Vance

Report of the Audit Committee of the Board of Directors

The Report of the Audit Committee of the Board of Directors shall not be deemed filed under the Securities Act or under the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

The Board maintains an Audit Committee comprised of four of the Company’s directors. Each member of the Audit Committee meets the independence requirements of the New York Stock Exchange and the SEC. The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company.

Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

•       Reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal year 2005; and

•       Obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The independent auditors are responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

•       Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”); and

•       Reviewed with the independent auditors the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”); and

•       Reviewed with the independent auditors whether the rendering of the non-audit services provided by them to the Company during fiscal 2005 was compatible with their independence.

The Audit Committee operates under a written charter, which was adopted by the Board and is assessed annually for adequacy by the Audit Committee. The Audit Committee held 9 meetings during fiscal 2005, including with the independent auditors, both with and without management present. In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s auditors are independent.

Based upon the reviews and discussions described above, and the report of the independent auditors, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended July 3, 2005, for filing with the Securities and Exchange Commission.

The Audit Committee selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2006 fiscal year, subject to ratification by the Stockholders at the Meeting.

AUDIT COMMITTEE
Jack O. Vance (Chairman)
Robert S. Attiyeh
Minoru Matsuda
James D. Plummer

Performance Graph

The following graph compares the cumulative total stockholder return of the Company’s Common Stock during the period from June 30, 2000 to July 3, 2005 with (i) the cumulative total return of the Standard and Poor’s 500 Stock Index and (ii) the cumulative total return of the Standard and Poor’s High Technology Composite Index. The comparison assumes $100 was invested on June 30, 2000 in the Common Stock and in each of the foregoing indices and the reinvestment of dividends through July 3, 2005. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Company operates on a 52 or 53 week fiscal year under which fiscal year 2005 consisted of 52 weeks ending July 3, 2005 and fiscal year 2004 consisted of 52 weeks ending July 4, 2004.

Code of Conduct

The Company has adopted a Code of Conduct applicable to all directors, officers and employees of the Company. A copy of the Code of Conduct is available free of charge by writing to International Rectifier Corporation, attention Corporate Secretary, 233 Kansas Street, El Segundo, California 90245. The Code of Conduct is also available at the Company’s website at www.irf.com.

Certain Relationships and Related Transactions

The Company holds as a strategic investment common stock of Nihon Inter Electronics Corporation (“Nihon”), a related party. At June 30, 2005, the Company owned approximately 17.5 percent of the outstanding shares of Nihon. The Company’s Chief Financial Officer was the Chairman of the Board and a director of Nihon through June 28, 2005. In addition, the general manager of the Company’s Japan subsidiary is a director of Nihon. Although the Company has representation on the Board of Directors of Nihon, it does not exercise significant influence, and accordingly, the Company records its interest in Nihon based on readily determinable market values in accordance with SFAS No. 115. The activities and compensation of the Chief Financial Officer’s responsibilities at Nihon are described in a Consulting Services Agreement between the Company and Nihon, dated April 1, 2004 which expired on March 31, 2005. (See also Footnote 3 of the Summary Compensation Table on page 12.)

In June 2002, the Company entered into agreements to license certain technology to Nihon and to contract Nihon to manufacture certain products. The estimated value of the licensing and manufacturing agreements are $5.4 million and $2.0 million, respectively, of which $3.3 million and $2.5 million was recognized as revenue for fiscal year 2004 and 2003, respectively. No revenue was recognized under these agreements for fiscal year 2005.

Compliance with Reporting Requirements of Section 16

Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any person holding ten percent or more of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC, each person subject to the reporting requirements of Section 16(a) has filed timely all reports required to be filed in fiscal year 2005.

PROPOSAL 2

Employee Stock Purchase Plan. A proposal to amend and restate the Company’s employee stock purchase plan.

AMENDMENT AND RESTATMENT OF 1984 STOCK PARTICIPATION PLAN

Effective June 3, 2005, the Board suspended operation of the Company’s Restated 1984 Stock Participation Plan (the “Stock Participation Plan”) pending a review of the plan in light of new accounting standards applicable to such plans. After a review of the plan, the Board adopted an amended and restated version of the Stock Participation Plan to be effective November 21, 2005, subject to stockholder approval. Stockholders are being asked to approve the amended and restated version of the Stock Participation Plan. The amended and restated version of the Stock Participation Plan reflects, among other things, the following amendments which are subject to stockholder approval of this proposal:

•       Discretion to Set Exercise Price.   The amended and restated version of the Stock Participation Plan provides the Company with flexibility to establish the exercise price of an option granted under the plan by applying a discount of up to 15% to (i) the fair market value of our Common Stock on the first day of a Subscription Period (as defined below), (ii) the fair market value of our Common Stock on the last day of a Subscription Period, or (iii) the lesser of the fair market value of our Common Stock on the first or last day of a Subscription Period. Under the current version of the Stock Participation Plan, the discount is 15% of the lesser of the fair market value of our Common Stock on the first or last day of a Subscription Period. While the amended and restated version of the Stock Participation Plan provides the Company with the flexibility to establish the applicable discount from time to time within the foregoing limits, the Company currently expects that the discount to be applied in future Subscription Periods will be 5% of the fair market value of our Common Stock on the last day of the applicable Subscription Period, and that Subscription Periods will be approximately three months in length. The Company reserves the right to change the discount, duration of the Subscription Periods and the methodology for determining exercise price, all subject to the terms and limitations of the Stock Participation Plan.

•       Extension of Plan Term.   The amended and restated version of the Stock Participation Plan extends the term of the plan until November 20, 2015.

Stockholders are not being asked to approve any increase in the number of shares of our Common Stock that may be purchased pursuant to options granted under the plan. The amended and restated version of the Stock Participation Plan retains the approved share limit of 4,500,000 shares and the existing limit on the number of shares an individual may purchase in any one Subscription Period of 25,000 shares. Of the aggregate 4,500,000 shares initially approved by stockholders for issuance under the Stock Participation Plan (as adjusted to reflect stock splits), approximately 3,721,682 have actually been issued to date and approximately 778,318 remain available for future purchases. Additionally, the maximum discount of 15% is no greater than the discount provided for under the current plan.

The Board believes that the amended and restated version of the Stock Participation Plan will help the Company retain and motivate eligible employees and will help further align the interests of eligible employees with those of the Company’s stockholders. If stockholders approve the amended and restated

version of the Stock Participation Plan, the Company expects that a new Subscription Period would commence under the plan shortly following the Annual Meeting in the first calendar quarter of 2006.

Summary Description of the Stock Participation Plan (as proposed to be amended and restated)

The principal terms of the Stock Participation Plan, including the proposed amendments, are summarized below. The following summary is qualified in its entirety by the full text of the amended and restated version of the Stock Participation Plan, which has been filed as an exhibit to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s Web site at http://www.sec.gov or on the Company’s Web site at http://www.irf.com. A copy of the amended and restated version of the Stock Participation Plan document may also be obtained without charge by writing to International Rectifier Corporation, 233 Kansas Street, El Segundo, California 90245, Attention:  Investor Relations.

Purpose.   The purpose of the Stock Participation Plan is to provide eligible employees with an opportunity to purchase shares of our Common Stock at a favorable price and upon favorable terms in consideration of the participating employees’ continued services. The Stock Participation Plan is intended to provide an additional incentive to participating eligible employees to remain in the Company’s employ and to advance the best interests of the Company and those of the Company’s stockholders.

Operation of the Stock Participation Plan.   The Stock Participation Plan generally operates in successive six-month periods referred to as “Subscription Periods.”  The duration of Subscription Periods may be changed from time to time. However, only one Subscription Period may be in effect at any one time, and a Subscription Period may not be longer than 27 months. If stockholders approve the Stock Participation Plan proposal, we currently expect that we will resume operation of the plan and that the first Subscription Period will commence about the first calendar quarter of 2006.

On the first day of each Subscription Period (referred to as the “Grant Date”), each eligible employee who has timely filed a valid election to participate in the Stock Participation Plan for that Subscription Period will be granted an option to purchase shares of our Common Stock. A participant must designate in his or her election the percentage of his or her compensation to be withheld from his or her pay during that Subscription Period for the purchase of stock under the Stock Participation Plan. The participant’s contributions under the Stock Participation Plan will be credited to a bookkeeping account in his or her name. A participant generally may elect to terminate his or her contributions to the Stock Participation Plan during a Subscription Period. A participant may elect to decrease his or her contributions to the Stock Participation Plan only once during a Subscription Period and may not elect to increase his or her contributions until the next Subscription Period. Amounts contributed to the Stock Participation Plan constitute general corporate assets of the Company and may be used for any corporate purpose.

Each option granted under the Stock Participation Plan will automatically be exercised on the last day of the Subscription Period with respect to which it was granted (referred to as the “Subscription Date”). The number of shares acquired by a participant upon exercise of his or her option will be determined by dividing the participant’s Stock Participation Plan account balance as of the Subscription Date by the Subscription Price for that Subscription Period. If stockholders approve the Stock Participation Plan proposal and we resume operation of the plan, we expect that the “Subscription Price” for a Subscription Period will initially equal 95% of the fair market value of a share of our Common Stock on the

Subscription Date of that Subscription Period. The determination of the Subscription Price for future Subscription Periods may be changed from time to time, except that in no event may the Subscription Price for a Subscription Period be lower than the lesser of (i) 85% of the fair market value of a share of our Common Stock on the applicable Grant Date, or (ii) 85% of the fair market value of a share of our Common Stock on the applicable Subscription Date. A participant’s Stock Participation Plan account will be reduced upon exercise of his or her option by the amount used to pay the Subscription Price of the shares acquired by the participant. No interest will be paid to any participant or credited to any account under the Stock Participation Plan.

Eligibility.   Only certain employees will be eligible to participate in the Stock Participation Plan. To be eligible to participate in a Subscription Period, on the Grant Date of that period an individual must:

•       be employed by the Company or one of our subsidiaries that has been designated as a participating subsidiary;

•       be customarily employed for more than 20 hours per week;

•       be customarily employed for more than five months per calendar year; and

•       have been employed by the Company or one of our subsidiaries for at least 90 days.

As of October 15, 2005, approximately 6,000 employees of the Company and our subsidiaries, including all of our named executive officers, would have been eligible to participate in the Stock Participation Plan had the plan then been in effect.

Limits on Authorized Shares; Limits on Contributions. A maximum of 4,500,000 shares of our Common Stock are available for delivery under the plan (after giving effect to past stock splits). Of such amount, approximately 3,721,682 have been issued to date and approximately 778,318 remain available for future issuances.

Participation in the Stock Participation Plan is also subject to the following limits:

•       A participant cannot contribute more than 10% of his or her compensation to the purchase of stock under the Stock Participation Plan in any one payroll period.

•       A participant cannot purchase more than 25,000 shares of our Common Stock under the Stock Participation Plan in any one Subscription Period.

•       A participant cannot purchase more than $25,000 of stock (valued at the start of the applicable Subscription Period and without giving effect to any discount reflected in the purchase price for the stock) under the Stock Participation Plan in any one calendar year.

•       A participant will not be granted an option under the Stock Participation Plan if it would cause the participant to own stock and/or hold outstanding options to purchase stock representing 5% or more of the total combined voting power or value of all classes of stock of the Company or one of our subsidiaries or to the extent it would exceed certain other limits under the U.S. Internal Revenue Code (the “Code”).

We have the flexibility to change the 10%-contribution and individual-share limits referred to above from time to time without stockholder approval. However, we cannot increase the aggregate-share limit under the Stock Participation Plan, other than to reflect stock splits and similar adjustments as described below, without stockholder approval. The $25,000 and the 5% ownership limitations referred to above are required under the Code.

Antidilution Adjustments.   As is customary in stock incentive plans of this nature, the number and kind of shares available under the Stock Participation Plan, as well as the purchase prices and share limits under the plan, are subject to adjustment in the case of certain corporate events. These events include reorganizations, mergers, combinations, consolidations, recapitalizations, reclassifications, stock splits, stock dividends, asset sales or other similar unusual or extraordinary corporate events, or extraordinary dividends or distributions of property to our stockholders.

Termination of Participation.   A participant’s election to participate in the Stock Participation Plan will generally continue in effect for all Subscription Periods until the participant files a new election that takes effect or the participant ceases to participate in the Stock Participation Plan. A participant’s participation in the Stock Participation Plan generally will terminate if, prior to the applicable Subscription Date, the participant ceases to be employed by the Company or one of our participating subsidiaries or the participant is no longer scheduled to work more than 20 hours per week or five months per calendar year.

If a participant’s plan participation terminates during a Subscription Period for any of the reasons discussed in the preceding paragraph, he or she will no longer be permitted to make contributions to the Stock Participation Plan for that Subscription Period and, subject to limited exceptions, his or her option for that Subscription Period will automatically terminate and his or her Stock Participation Plan account balance will be paid to him or her in cash without interest. However, a participant’s termination from participation will not have any effect upon his or her ability to participate in any succeeding Subscription Period, provided that the applicable eligibility and participation requirements are again then met.

Transfer Restrictions.   A participant’s rights with respect to options or the purchase of shares under the Stock Participation Plan, as well as contributions credited to his or her Stock Participation Plan account, may not be assigned, transferred, pledged or otherwise disposed of in any way except by will or the laws of descent and distribution.

Administration.   The Stock Participation Plan is administered by a committee consisting of three employees of the Company appointed by the Board. The Board, however, may assume administration of all or a part of the plan at any time. The administrator has full power and discretion to adopt, amend or rescind any rules and regulations for carrying out the Stock Participation Plan and to construe and interpret the Stock Participation Plan. Decisions of the administrator with respect to the Stock Participation Plan are final and binding on all persons.

No Limit on Other Plans.   The Stock Participation Plan does not limit the ability of the Board or any committee of the Board to grant awards or authorize any other compensation, with or without reference to our Common Stock, under any other plan or authority.

Amendments.   The Board generally may amend or terminate the Stock Participation Plan at any time and in any manner, provided that the then-existing rights of participants are not materially and adversely affected thereby. Stockholder approval for an amendment to the Stock Participation Plan will only be required to the extent necessary to meet the requirement of Section 423 of the Code or to the extent otherwise required by law or applicable stock exchange rules. The Stock Participation Plan administrator also may, from time to time, without stockholder approval and without limiting the Board’s amendment authority, designate those subsidiaries of the Company whose employees may participate in the Stock

Participation Plan and, subject only to certain limitations under the Code, change the Stock Participation Plan’s eligibility rules.

Termination.   No new Subscription Periods will commence under the Stock Participation Plan on or after November 20, 2015, unless the Board terminates the Stock Participation Plan earlier. The Stock Participation Plan will also terminate earlier if all of the shares authorized under the Stock Participation Plan have been purchased.

Federal Income Tax Consequences of the Stock Participation Plan

Following is a general summary of the current federal income tax principles applicable to the Stock Participation Plan. The following summary is not intended to be exhaustive and does not describe state, local or international tax consequences.

The Stock Participation Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the U.S. Internal Revenue Code. Participant contributions to the Stock Participation Plan are made on an after-tax basis. That is, a participant’s Stock Participation Plan contributions are deducted from compensation that is taxable to the participant and for which the Company is generally entitled to a tax deduction.

Generally, no taxable income is recognized by a participant with respect to either the grant or exercise of his or her Stock Participation Plan option. The Company will have no tax deduction with respect to either of those events. A participant will generally recognize income (or loss) only upon a sale or disposition of any shares that the participant acquires under the Stock Participation Plan. The particular tax consequences of a sale of shares acquired under the Stock Participation Plan depend on whether the participant has held the shares for a “Required Holding Period” before selling or disposing of the shares. The Required Holding Period starts on the date that the participant acquires the shares under the Stock Participation Plan and ends on the later of (1) two years after the Grant Date of the Subscription Period in which the participant acquired the shares, or (2) one year after the Subscription Date on which the participant acquired the shares.

If the participant holds the shares for the Required Holding Period and then sells the shares at a price in excess of the purchase price paid for the shares, the gain on the sale of the shares will be taxed as ordinary income to the participant to the extent of the lesser of (1) the amount by which the fair market value of the shares on the Grant Date of the Subscription Period in which the participant acquired the shares exceeded the purchase price of the shares, or (2) the gain on the sale of the shares. Any portion of the participant’s gain on the sale of the shares not taxed as ordinary income will be taxed as long-term capital gain. If the participant holds the shares for the Required Holding Period and then sells the shares at a price less than the purchase price paid for the shares, the loss on the sale will be treated as a long-term capital loss to the participant. The Company will not be entitled to a tax deduction with respect to any shares held by the participant for the Required Holding Period, regardless of whether the shares are eventually sold at a gain or a loss.

The participant has a “Disqualifying Disposition” if the participant disposes of the shares before the participant has held the shares for the Required Holding Period. If the participant sells the shares in a Disqualifying Disposition, the participant will realize ordinary income in an amount equal to the difference between the purchase price paid for the shares and the fair market value of the shares on the Subscription Date on which the participant acquired the shares, and the Company generally will be entitled to a corresponding tax deduction. In addition, if the participant makes a Disqualifying Disposition of the shares at a price in excess of the fair market value of the shares on the Subscription Date, the participant will realize capital gain in an amount equal to the difference between the selling price of the shares and the fair market value of the shares on the Subscription Date. Alternatively, if the participant makes a Disqualifying Disposition of the shares at a price less than the fair market value of the shares on the Subscription Date, the participant will realize a capital loss in an amount equal to the difference between the fair market value of the shares on the Subscription Date and the selling price of the shares. The Company will not be entitled to a tax deduction with respect to any capital gain realized by a participant.

Securities Underlying Awards.   The closing price of a share of our Common Stock as of October 7, 2005 was $41.96 per share.

Specific Benefits

The benefits that will be received by or allocated to eligible employees under the Stock Participation cannot be determined at this time because the amount of contributions set aside to purchase shares of our Common Stock under the Stock Participation Plan (subject to the limitations discussed above) is entirely within the discretion of each participant.

Vote Required.

Approval requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting; provided that the total votes cast on the proposal constitute a majority of the shares of Common Stock entitled to vote on the proposal to the extent required under the rules of The New York Stock Exchange. Abstentions and broker non-votes have the effect described on pages 2 and 3.

Members of the Board who are also employees or officers of the Company are eligible to participate in the Stock Participation Plan and thus have a personal interest in the approval of the amended and restated version of the Stock Participation Plan.

The Board believes that the adoption of the amended and restated version of the Stock Participation Plan will promote the Company’s interests and the interests of its stockholders and continue to enable the Company to attract, retain and reward persons important to its success. Accordingly, the Board recommends a vote FOR the adoption of the amended and restated version of the Stock Participation Plan. The shares represented by the proxies received will be voted FOR approval of the amended and restated version of the Stock Participation Plan, unless the proxy indicates a vote against approval or an abstention from voting.

EQUITY COMPENSATION PLAN INFORMATION

For a discussion of the Company’s Equity Compensation Plan information, please see page 15 of this Proxy Statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDED AND RESTATED 1984 STOCK PARTICIPATION PLAN.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the Audit Committee, has ratified the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2006.

Although this appointment is not required to be submitted to a vote of the Stockholders, the Audit Committee believes it is appropriate as a matter of policy to request that the Stockholders ratify the appointment. If the Stockholders do not ratify the appointment, which requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote on the proposal at the Meeting, the Board will consider the selection of another independent auditor.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF PRICEWATERHOUSE COOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2006.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Representatives of PricewaterhouseCoopers LLP, the Company’s independent accountants for fiscal year 2005, will be invited to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

Audit Fees:   Fees for audit services totaled $2,431,740 in fiscal 2005 and $1,151,800 in fiscal 2004, including fees associated with the annual audit and the reviews of the Company’s quarterly reports in Form 10-Q. Of such amounts, fees for Sarbanes-Oxley Section 404 compliance matters for fiscal year 2005 and 2004 totaled $1,254,123 and $51,800 respectively.

Audit-Related Fees:   Fees for audit related services totaled $512,130 in fiscal 2005 and $453,000 in fiscal 2004. Audit-related services principally included assurance services over the Company’s royalty income and accounting consultations.

Tax Fees:   Fees for tax services, including tax compliance, tax advice and tax planning totaled $101,217 in fiscal 2005 and $239,000 in fiscal 2004.

All Other Fees:   Other services not included above totaled $135,679 in fiscal 2005 and $107,200 in fiscal 2004. Such services principally consisted of consulting on technical accounting matters.

The Audit Committee administers the Company’s engagement of PricewaterhouseCoopers LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of PricewaterhouseCoopers LLP, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent registered public accounting firm to perform the services. The Audit Committee, in reliance on management and the independent registered public accounting firm, has determined that the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Prior to engagement, the Audit Committee pre-approves all independent registered public accounting firm services. The fees are budgeted and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings. The 2006 annual meeting of stockholders is presently expected to be held on or about November 21, 2006.

SEC rules provide that any stockholder proposal to be included in the proxy statement for the Company’s 2006 annual meeting must be received by the Secretary of the Company at the Company’s office at 233 Kansas Street, El Segundo, California 90245 on or before September 3, 2006, in a form that complies with applicable regulations. If the date of the 2006 annual meeting is advanced or delayed more than 30 days from the date of the 2005 annual meeting, stockholder proposals intended to be included in the proxy statement for the 2006 annual meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy statement for the 2006 annual meeting. Upon any determination that the date of the 2005 annual meeting will be advanced or delayed by more than 30 days from the date of the 2005 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

SEC rules also govern a company’s ability to use discretionary proxy authority with respect to stockholder proposals that were not submitted by the stockholders in time to be included in the proxy statement. In the event a stockholder proposal is not submitted to the Company on or before June 20, 2006, the proxies solicited by the Board for the 2006 annual meeting of stockholders will confer authority on the proxyholders to vote the shares in accordance with the recommendations of the Board if the proposal is presented at the 2006 annual meeting of stockholders without any discussion of the proposal in the proxy statement for such meeting. If the date of the 2006 annual meeting is advanced or delayed more than 30 days from the date of the 2005 annual meeting, then the stockholder proposal must not have been submitted to the Company within a reasonable time before the Company mails the proxy statement for the 2006 annual meeting.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended July 3, 2005 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Pricewaterhouse Coopers LLP, the Company’s independent registered public accounting firm.

The Company will provide a copy of the exhibits to its Form 10-K for the fiscal year ended July 3, 2005 upon the written request of any beneficial owner of the Company’s securities as of the Record Date and reimbursement of the Company’s reasonable expenses. Such request should be addressed to the Secretary of the Company, at 233 Kansas Street, El Segundo, California 90245. Exhibits are available at no charge on the SEC’s website, www.sec.gov.

STOCKHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors,
INTERNATIONAL RECTIFIER CORPORATION

Donald R. Dancer,
Secretary
October 18, 2005
El Segundo, California

APPENDIX A

CHARTER OF THE
CORPORATE GOVERNANCE AND
NOMINATING COMMITTEE OF
INTERNATIONAL RECTIFIER CORPORATION

1.                 PURPOSE

The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of International Rectifier Corporation (the “Company”) is to help to ensure that the Board of Directors (the “Board”) is appropriately constituted to meet its fiduciary obligations to stockholders and the Company, and that the Company has appropriate governance standards and follows them. To carry out this purpose, the Committee shall:

(1)   Identify individuals qualified to become Board members, consistent with criteria approved by the Board.

(2)   Recommend the director nominees to be selected by the Board for the next annual meeting of stockholders.

(3)   Develop and recommend to the Board a set of corporate governance principles applicable to the Company.

(4)   Oversee the evaluation of the Board and management.

2.                 COMMITTEE MEMBERSHIP AND ORGANIZATION

The Committee shall be comprised of no fewer than three members. Each member of the Committee shall be “independent” as defined by the rules of the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (“SEC”). Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. The members of the Corporate Governance and Nominating Committee shall be appointed and replaced by the Board. The Board shall appoint one of the members as Chair

This Committee shall communicate with and work closely with the Board.

3.                 COMMITTEE RESPONSIBILITIES AND AUTHORITY

To carry out its purposes expressed in Paragraph 1 above, the Committee shall have the following responsibilities and authority. Delegation by the Board of responsibilities to the Committee shall not preclude the Board from taking any action permitted to be taken under governing law, rules or regulations applicable to the Company, provided that the Committee shall have sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm’s fees and other retention terms.

(1)   Evaluate the current composition, organization, size and governance of the Board and its committees; determine future requirements; make recommendations to the Board concerning the appointment of directors to committees of the Board, and recommend the selection of chairs of committees of the Board.

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(2)   Determine the desired qualifications, expertise and characteristics for potential directors and conduct searches for director candidates that have corresponding attributes. Evaluate, propose and approve nominees for election to the Board, and consider and evaluate stockholder nominees for election to the Board.

(3)   Oversee the Board’s performance evaluation process, including conducting surveys of director observations, suggestions and preferences. The Corporate Governance and Nominating Committee shall also evaluate the participation of members of the Board in continuing education activities in accordance with NYSE rules.

(4)   Form and delegate authority to subcommittees, or delegate authority to members, when appropriate, provided that such subcommittees will be composed exclusively of members of this Committee and will operate pursuant to a published charter.

(5)   Evaluate and recommend termination of service of individual members of the Board as appropriate, in accordance with the Board’s governance principles, for cause or for other proper reasons.

(6)   Coordinate with the Compensation Committee of the Board the desired qualifications, expertise and characteristics for the principal executive officers of the Company. Review with the CEO succession planning for key management and recommend approval of principal executive officers for the Company.

(7)   Make regular written reports to the Board.

(8)   Review and re-examine this Charter at least annually and make recommendations to the Board with respect to any proposed changes.

(9)   Review annually the Company’s corporate governance guidelines and ethics policy and make recommendations to the Board with respect to any proposed changes.

(10) Coordinate with the Audit Committee of the Board the establishment of procedures for the implementation of the Company’s ethics policy and corporate governance guidelines, the receipt, retention and treatment of complaints received by the Company under the policy (including the confidential anonymous submission by employees of the Company’s concerns) and the receipt, retention and treatment of direct inquiries by shareholders of the Company.

(11) Annually report to the full Board regarding its own performance against the responsibilities outlined in this Charter and as otherwise established by the Board.

(12) Obtain advice, assistance, reports or opinions from internal or external legal, accounting or other advisors, including director search firms.

4.                 MEETING AND MINUTES

(1)   The Committee will meet at least twice annually and will also meet, as required, in response to the needs of the Board and as necessary to fulfill their responsibilities.

(2)   The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

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APPENDIX B

INTERNATIONAL RECTIFIER CORPORATION

AMENDED AND RESTATED
1984 STOCK PARTICIPATION PLAN

i

INTERNATIONAL RECTIFIER CORPORATION

AMENDED AND RESTATED
1984 STOCK PARTICIPATION PLAN

The following constitute the provisions of the International Rectifier Corporation Amended and Restated 1984 Stock Participation Plan.

1.                 PURPOSE

The purpose of this Plan is to assist Eligible Employees in acquiring a stock ownership interest in the Corporation, at a favorable price and upon favorable terms, pursuant to a plan which is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. This Plan is also intended to encourage Eligible Employees to remain in the employ of the Corporation or a Participating Subsidiary and to provide them with an additional incentive to advance the best interests of the Corporation.

2.                 DEFINITIONS

Capitalized terms used herein which are not otherwise defined shall have the following meanings.

“Account” means the bookkeeping account maintained by the Corporation, or by a recordkeeper on behalf of the Corporation, for a Participant pursuant to Section 7(a).

“Board” means the Board of Directors of the Corporation.

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.

“Commission” means the U.S. Securities and Exchange Commission.

“Committee” means the committee appointed by the Board to administer this Plan pursuant to Section 12.

“Common Stock” means the Common Stock, par value $1.00 per share, of the Corporation, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 17.

“Compensation” means the total compensation paid to an Eligible Employee from the Corporation (or the Participating Subsidiary that employs the Eligible Employee, as applicable) for the relevant period of time, including salary, bonuses, overtime and shift differentials. Compensation includes any amounts contributed as salary reduction contributions to a plan qualifying under Section 401(k), 125 or 129 of the Code. Any other form of remuneration is excluded from Compensation, including (but not limited to) the following:  relocation expense reimbursement and any related payments, foreign service premiums, differentials and allowances, imputed income pursuant to Section 79 of the Code, income realized as a result of participation in any stock option, stock purchase or similar plan maintained by the Corporation or any Subsidiary, and tuition or other reimbursements. Notwithstanding the foregoing, Compensation shall not include any amounts deferred under or paid from any nonqualified deferred compensation plan maintained by the Corporation or any Subsidiary.

“Contributions” means the bookkeeping amounts credited to the Account of a Participant pursuant to this Plan, equal in amount to the amount of Compensation that the Participant has elected to contribute for the purchase of Common Stock under and in accordance with this Plan.

“Corporation” means International Rectifier Corporation, a Delaware corporation, and its successors.

“Effective Date” has the meaning given to such term in Section 19(a).

“Eligible Employee” means any employee of the Corporation, or of any Subsidiary which has been designated in writing by the Committee as a “Participating Subsidiary.”  Notwithstanding the foregoing, “Eligible Employee” shall not include any employee:

(a)    who has been employed by the Corporation or a Subsidiary for less than ninety (90) days; or

(b)   whose customary employment is for 20 hours or less per week; or

(c)    whose customary employment is for not more than five months in a calendar year.

“Enrollment Period” has the meaning given to such term in Section 6(a).

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” on any date means:

(a)    if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of a share of Common Stock on the Composite Tape, as published in The Wall Street Journal, or reported by such other source as the Committee deems reliable, of the principal national securities exchange on which such stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of a share of Common Stock as quoted on such Composite Tape and as published in The Wall Street Journal or reported by such other source as the Committee deems reliable on the next preceding date on which there was trading in the shares of Common Stock;

(b)   if the Common Stock is not listed or admitted to trade on a national securities exchange, but is traded on the Nasdaq National Market or the Nasdaq SmallCap Market or through a similar market, the closing sales price for a share of Common Stock (or the closing bid for a share of Common Stock if no sales of Common Stock were reported on the relevant date as quoted on such exchange or market with the greatest volume of trading in the Common Stock on the relevant date) on such date or, if such date is not a market trading date, on the last market trading day prior to such date, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c)    in the absence of market or exchange data required to determine Fair Market Value pursuant to the foregoing, the value as established by the Committee as of the relevant time for purposes of this Plan.

“Grant Date” means, with respect to a Subscription Period, the first day of that Subscription Period.

“Individual Limit” has the meaning given to such term in Section 4(b).

“Option” means the stock option to acquire shares of Common Stock granted to a Participant pursuant to Section 8.

“Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation in which each corporation (other than the Corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

“Participant” means an Eligible Employee who has elected to participate in this Plan and who has filed a valid and effective Subscription Agreement to make Contributions pursuant to Section 6.

“Participating Subsidiary” shall have the meaning given to such term in Section 19(d).

“Plan” means this International Rectifier Corporation Amended and Restated 1984 Stock Participation Plan, as it may be amended from time to time.

“Subscription Agreement “ means the written agreement filed by an Eligible Employee with the Corporation pursuant to Section 6 to participate in this Plan.

“Subscription Date” means, with respect to a Subscription Period, the last day of that Subscription Period.

“Subscription Period” means the six (6) consecutive month period commencing on each Grant Date; provided, however, that the Committee may declare, as it deems appropriate and in advance of the applicable Subscription Period, a shorter Subscription Period or a longer Subscription Period; provided further that the Grant Date for a Subscription Period may not occur on or before the Subscription Date for the immediately preceding Subscription Period.

“Subscription Price” means the per share exercise price of an Option as determined in accordance with Section 8(b).

“Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations (beginning with the Corporation) in which each corporation (other than the last corporation) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one or more of the other corporations in the chain.

3.                 ELIGIBILITY

Any person employed as an Eligible Employee as of a Grant Date shall be eligible to participate in this Plan during the Subscription Period in which such Grant Date occurs, subject to the Eligible Employee satisfying the requirements of Section 6.

4.                 STOCK SUBJECT TO THIS PLAN; SHARE LIMITATIONS

(a)   Aggregate Share Limit.   Subject to the provisions of Section 17, the capital stock that may be delivered under this Plan will be shares of the Corporation’s authorized but unissued Common Stock and any of its shares of Common Stock held as treasury shares. The maximum number of shares of Common Stock that may be delivered pursuant to Options granted under this Plan is 4,500,000 shares, subject to adjustments pursuant to Section 17 (after giving effect to stock splits through June 3, 2005).

(b)   Individual Share Limit.   The maximum number of shares of Common Stock that any one individual may acquire upon exercise of his or her Option with respect to any one Subscription Period is

25,000, subject to adjustments pursuant to Section 17 (the “Individual Limit”). The Committee may amend the Individual Limit, effective no earlier than the first Subscription Period commencing after the adoption of such amendment, without stockholder approval.

(c)   Shares Not Actually Delivered.   Shares that are subject to or underlie Options, which for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again, except to the extent prohibited by law, be available for subsequent Options under this Plan.

5.                 SUBSCRIPTION PERIODS

During the term of this Plan, the Corporation will grant Options to purchase shares of Common Stock in each Subscription Period to all Participants in that Subscription Period. Unless otherwise specified by the Committee in advance of the Subscription Period, a Subscription Period that commences on or about July 1 will end the following December 31 and a Subscription Period that commences on or about January 1 will end the following June 30. Each Option shall become effective on the Grant Date of the Subscription Period with respect to which the Option is granted. The term of each Option shall be the duration of the related Subscription Period and shall end on the Subscription Date of that Subscription Period. The first Subscription Period shall commence as of a date determined by the Board or Committee, but no earlier than the Effective Date. Subscription Periods shall continue until this Plan is terminated in accordance with Section 18 or 19, or, if earlier, until no shares of Common Stock remain available for Options pursuant to Section 4.

6.                 PARTICIPATION

(a)   Enrollment.   An Eligible Employee may become a participant in this Plan by completing a Subscription Agreement on a form approved by and in a manner prescribed by the Committee (or its delegate). To become effective, a Subscription Agreement must be signed by the Eligible Employee and be filed with the Corporation within the time specified by the Committee (an “Enrollment Period”), but in all cases prior to the start of the Subscription Period with respect to which it is to become effective, and must set forth a whole percentage (or, if the Committee so provides, a stated amount) of the Eligible Employee’s Compensation to be credited to the Participant’s Account as Contributions each pay period. Unless otherwise specified by the Committee in advance of a Subscription Period, the Enrollment Periods shall commence on December 11 and June 10 and shall end on December 31 and June 30, respectively.

(b)   Contribution Limits.   Notwithstanding the foregoing, a Participant may not elect to contribute less than two percent (2%) or more than ten percent (10%) (or such other minimum or maximum limits as the Committee may establish prior to the start of the applicable Subscription Period) of his or her Compensation during any one pay period as Plan Contributions. The Committee also may prescribe other limits, rules or procedures for Contributions.

(c)   Content and Duration of Subscription Agreements.   Subscription Agreements shall contain the Eligible Employee’s authorization and consent to the Corporation’s withholding from his or her Compensation the amount of his or her Contributions. An Eligible Employee’s Subscription Agreement, and his or her participation election and withholding consent thereon, shall remain valid for all Subscription Periods until (1) the Eligible Employee’s participation terminates pursuant to the terms hereof, (2) the Eligible Employee files a new Subscription Agreement that becomes effective, or (3) the Committee requires that a new Subscription Agreement be executed and filed with the Corporation.

7.                 METHOD OF PAYMENT OF CONTRIBUTIONS

(a)   Participation Accounts.   The Corporation shall maintain on its books, or cause to be maintained by a recordkeeper, an Account in the name of each Participant. The percentage of Compensation elected to be applied as Contributions by a Participant shall be deducted from such Participant’s Compensation on each payday during the period for payroll deductions set forth below and such payroll deductions shall be credited to that Participant’s Account as soon as administratively practicable after such date. A Participant may not make any additional payments to his or her Account. A Participant’s Account shall be reduced by any amounts used to pay the Subscription Price of shares acquired, or by any other amounts distributed pursuant to the terms hereof.

(b)   Payroll Deductions.   Subject to such other rules as the Committee may adopt, payroll deductions with respect to a Subscription Period shall commence as of the first pay date which coincides with or immediately follows the applicable Grant Date and shall end on the last pay date which coincides with or immediately precedes the applicable Subscription Date, unless sooner terminated by the Participant as provided in Section 7(d) or 7(e) or until his or her participation terminates pursuant to Section 11.

(c)   Changes in Contribution Elections.   A Participant may discontinue, increase, or decrease the level of his or her Contributions (within the Plan limits) by completing and filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement which indicates such election. Subject to any other timing requirements that the Committee may impose, an election pursuant to this Section 7(c) shall be effective with the first Subscription Period that commences after the Corporation’s receipt of such election; provided, however, that a Participant may elect to decrease the level of his or her Contributions (within the Plan limits) once during any Subscription Period by filing an amended Subscription Agreement, which shall be effective as soon as administratively practicable following the Corporation’s receipt of such election. Except as contemplated by the foregoing proviso or in Sections 7(d) and 7(e), changes in Contribution levels may not take effect during a Subscription Period. Other modifications or suspensions of Subscription Agreements are not permitted.

(d)   Discontinuance of Plan Contributions (Other Than a Withdrawal).   A Participant may discontinue (but not increase or otherwise decrease) the level of his or her Contributions, by filing with the Corporation, on such terms as the Committee (or its delegate) may prescribe, a new Subscription Agreement that indicates such election. Unless otherwise provided by the Committee, an election pursuant to this Section 7(d) shall be effective no earlier than the first payroll period that starts after the Corporation’s receipt of such election.

(e)   Withdrawal During a Subscription Period.   A Participant may terminate his or her Contributions during a Subscription Period (and receive a distribution of the balance of his or her Account in accordance with Section 11) by completing and filing with the Corporation, in such form and on such terms as the Committee (or its delegate) may prescribe, a written withdrawal form which shall be signed by the Participant. Such termination shall be effective as soon as administratively practicable after its receipt by the Corporation. A withdrawal election pursuant to this Section 7(e) with respect to a Subscription Period shall only be effective, however, if it is received by the Corporation prior to the Subscription Date of that

Subscription Period (or such earlier deadline that the Committee may reasonably require to process the withdrawal prior to the applicable Subscription Date). Partial withdrawals of Accounts are not permitted.

(f)    Leaves of Absence.   During leaves of absence approved by the Corporation or a Participating Subsidiary and meeting the requirements of Regulation Section 1.421-7(h)(2) under the Code, a Participant may continue participation in this Plan by cash payments to the Corporation on his normal paydays equal to the reduction in his Plan Contributions caused by his leave.

8.                 GRANT OF OPTION

(a)   Grant Date; Number of Shares.   On each Grant Date, each Eligible Employee who is a participant during that Subscription Period shall be granted an Option to purchase a number of shares of Common Stock. The Option shall be exercised on the Subscription Date. The number of shares of Common Stock subject to the Option shall be determined by dividing the Participant’s Account balance as of the applicable Subscription Date by the Subscription Price, subject to the limits of Section 8(c).

(b)   Subscription Price.   The Committee shall establish the method for determining the Subscription Price per share of the shares subject to an Option for a Subscription Period prior to the start of that Subscription Period in accordance with this Section 8(b). The Committee may provide prior to the start of a Subscription Period that the Subscription Price for that Subscription Period shall be determined by applying a discount amount (not to exceed 15%) to either (1) the Fair Market Value of a share of Common Stock on the Grant Date of that Subscription Period, or (2) the Fair Market Value of a share of Common Stock on the Subscription Date of that Subscription Period, or (3) the lesser of the Fair Market Value of a share of Common Stock on the Grant Date of that Subscription Period or the Fair Market Value of a share of Common Stock on the Subscription Date of that Subscription Period. Notwithstanding anything to the contrary in the preceding provisions of this Section 8(b), in no event shall the Subscription Price per share be less than the par value of a share of Common Stock.

(c)   Limits on Share Purchases.   Notwithstanding anything else contained herein, the maximum number of shares subject to an Option for a Subscription Period shall be subject to the Individual Limit in the effect on the Grant Date of that Subscription Period (subject to adjustment pursuant to Section 17) and any person who is otherwise an Eligible Employee shall not be granted any Option (or any Option granted shall be subject to compliance with the following limitations) or other right to purchase shares under this Plan to the extent:

(1)   it would, if exercised, cause the person to own stock (within the meaning of Section 423(b)(3) of the Code) possessing 5% or more of the total combined voting power or value of all classes of stock of the Corporation, or of any Parent, or of any Subsidiary; or

(2)   such Option causes such individual to have rights to purchase stock under this Plan and any other plan of the Corporation, any Parent, or any Subsidiary which is qualified under Section 423 of the Code which accrue at a rate which exceeds $25,000 of the fair market value of the stock of the Corporation, of any Parent, or of any Subsidiary (determined at the time the right to purchase such Stock is granted, before giving effect to any discounted purchase price under any such plan) for each calendar year in which such right is outstanding at any time.

For purposes of the foregoing, a right to purchase stock accrues when it first become exercisable during the calendar year. In determining whether the stock ownership of an Eligible Employee equals or exceeds the 5% limit set forth above, the rules of Section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the Eligible Employee may purchase under outstanding options shall be treated as stock owned by the Eligible Employee.

9.                 EXERCISE OF OPTION

(a)   Purchase of Shares.   Unless a Participant withdraws pursuant to Section 7(e) or the Participant’s Plan participation is terminated as provided in Section 11, his or her Option for the purchase of shares shall be exercised automatically on the Subscription Date for that Subscription Period, without any further action on the Participant’s part, and the maximum number of whole shares of Common Stock subject to such Option (subject to the limits of Section 8(c)) shall be purchased at the Subscription Price with the balance of such Participant’s Account.

(b)   Account Balance Remaining After Purchase.   If any amount which is not sufficient to purchase a whole share remains in a Participant’s Account after the exercise of his or her Option on the Subscription Date:  (1) such amount shall be credited to such Participant’s Account for the next Subscription Period, if he or she is then a Participant; or (2) if such Participant is not a Participant in the next Subscription Period, or if the Committee so elects, such amount shall be refunded to such Participant as soon as administratively practicable after such date. If the share limit of Section 4(a) is reached, any amount that remains in a Participant’s Account after the exercise of his or her Option on the Subscription Date to purchase the number of shares that he or she is allocated shall be refunded to the Participant as soon as administratively practicable after such date. If any amount which exceeds the limits of Section 8(c) remains in a Participant’s Account after the exercise of his or her Option on the Subscription Date, such amount shall be refunded to the Participant as soon as administratively practicable after such date.

10.          DELIVERY OF SHARES

As soon as administratively practicable after the Subscription Date, the Corporation shall, in its discretion, either deliver to each Participant a certificate representing the shares of Common Stock purchased upon exercise of his or her Option, provide for the crediting of such shares in book entry form in the name of the Participant, or provide for an alternative arrangement for the delivery of such shares to a broker or recordkeeping service for the benefit of the Participant. In the event the Corporation is required to obtain from any commission or agency authority to issue any such certificate or otherwise deliver such shares, the Corporation will seek to obtain such authority. If the Corporation is unable to obtain from any such commission or agency authority which counsel for the Corporation deems necessary for the lawful issuance of any such certificate or other delivery of such shares, or if for any other reason the Corporation cannot issue or deliver shares of Common Stock and satisfy Section 21, the Corporation shall be relieved from liability to any Participant except that the Corporation shall return to each Participant to whom such shares cannot be issued or delivered the amount of the balance credited to his or her Account that would have otherwise been used for the purchase of such shares.

11.          TERMINATION OF EMPLOYMENT; CHANGE IN ELIGIBLE STATUS

(a)   General.   Except as provided in Section 11(b) below, if a Participant ceases to be an Eligible Employee for any reason (including, without limitation, due to the Participant’s death, disability, quit, resignation or retirement, or due to a layoff or other termination of employment with or without cause), or if the Participant elects to withdraw from the Plan pursuant to Section 7(e), at any time prior to the last day of a Subscription Period in which he or she participates, such Participant’s Account shall be paid to him or her (or, in the event of the Participant’s death, to the person or persons entitled thereto under Section 13) in cash, and such Participant’s Option and participation in the Plan shall automatically terminate as of the time that the Participant ceased to be an Eligible Employee.

(b)   Change in Eligible Status; Leave.   If a Participant (1) ceases to be an Eligible Employee during a Subscription Period but remains an employee of the Corporation or a Subsidiary through the Subscription Date (for example, and without limitation, due to a change in the Participant’s employer from the Corporation or a Participating Subsidiary to a non-Participating Subsidiary, if the Participant’s employer ceases to maintain the Plan as a Participating Subsidiary but otherwise continues as a Subsidiary, or if the Participant’s customary level of employment no longer satisfies the requirements set forth in the definition of Eligible Employee), or (2) during a Subscription Period commences a sick leave, military leave, or other leave of absence approved by the Corporation or a Participating Subsidiary, and the leave meets the requirements of Treasury Regulation Section 1.421-7(h)(2) and the Participant is an employee of the Corporation or a Subsidiary or on such leave as of the applicable Subscription Date, such Participant’s Contributions shall cease (subject to Section 7(d)), and the Contributions previously credited to the Participant’s Account for that Subscription Period shall be used to exercise the Participant’s Option as of the applicable Subscription Date in accordance with Section 9 (unless the Participant makes a timely withdrawal election in accordance with Section 7(e), in which case such Participant’s Account shall be paid to him or her in cash in accordance with the first paragraph of this Section 11(a)).

(c)   Re-Enrollment.   A Participant’s termination from Plan participation precludes the Participant from again participating in this Plan during that Subscription Period. However, such termination shall not have any effect upon his or her ability to participate in any succeeding Subscription Period, provided that the applicable eligibility and participation requirements are again then met. A Participant’s termination from Plan participation shall be deemed to be a revocation of that Participant’s Subscription Agreement and such Participant must file a new Subscription Agreement to resume Plan participation in any succeeding Subscription Period.

(d)   Change in Subsidiary Status.   For purposes of this Plan, if a Subsidiary ceases to be a Subsidiary, each person employed by that Subsidiary will be deemed to have terminated employment for purposes of this Plan, unless the person continues as an employee of the Corporation or another Subsidiary.

12.          ADMINISTRATION

(a)   The Committee.   The Board shall appoint the Committee, which shall be composed of three (3) employees of the Corporation. The Board may, at any time, increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation, or otherwise. The Board may also, at any time, assume the administration of all or a part of this Plan, in which case references (or relevant references in the event the Board assumes the administration of only certain aspects of this Plan) to the “Committee” shall be deemed to be references to the Board. Action of the Committee with respect to this Plan shall be taken pursuant to a majority vote or by the unanimous written consent of its members. No member of the Committee shall be entitled to act on or decide any matter relating solely to himself or herself or solely to any of his or her rights or benefits under this Plan.

(b)   Powers and Duties of the Committee.   Subject to the express provisions of this Plan and any limitations on authority delegated by the Board, the Committee shall supervise and administer this Plan and shall have the full authority and discretion: (1) to construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, any Subsidiary, and Participants under this Plan; (2) to further define the terms used in this Plan; (3) to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; and (4) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan or the effectuation of its purposes.

(c)   Decisions of the Committee are Binding.   Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons.

(d)   Indemnification.   Neither the Board nor any Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan, and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

(e)   Reliance on Experts.   In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Corporation or any Participating Subsidiary shall be liable for any such action or determination taken or made or omitted in good faith.

(f)    Delegation.   The Committee may delegate ministerial, non-discretionary functions to third parties, including individuals who are officers or employees of the Corporation or a Subsidiary.

13.          DESIGNATION OF BENEFICIARY

If the Committee permits beneficiary designations with respect to this Plan, then each Participant may file, on a form and in a manner prescribed by the Committee (or its delegate), a written designation of a beneficiary who is to receive any shares or cash from or with respect to such Participant’s Account under this Plan in the event of such Participant’s death. If a Participant is married and the designated beneficiary is not solely his or her spouse, spousal consent shall be required for such designation to be effective unless it is established (to the satisfaction of the Committee or its delegate) that there is no spouse or that the spouse cannot be located. The Committee may rely on the last designation of a beneficiary filed by a

Participant in accordance with this Plan. Beneficiary designations may be changed by the Participant (and his or her spouse, if required) at any time on forms provided and in the manner prescribed by the Committee (or its delegate).

If a Participant dies with no validly designated beneficiary under this Plan who is living at the time of such Participant’s death (or in the event the Committee does not permit beneficiary designations under this Plan), the Corporation shall deliver all shares and/or cash payable pursuant to the terms hereof to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed, the Corporation, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Corporation, then to such other person as the Corporation may designate.

If a Participant’s death occurs before the end of a Subscription Period or subsequent to the end of a Subscription Period but prior to the delivery to him or her or for his or her benefit of any shares deliverable under the terms of this Plan, and the Corporation has notice of the Participant’s death, then any shares purchased for that Subscription Period and any remaining balance of such Participant’s Account shall be paid to such beneficiary (or such other person entitled to such payment pursuant to this Section 13). If the Committee permits beneficiary designations with respect to this Plan, any such designation shall have no effect with respect to shares purchased and actually delivered (or credited, as the case may be) to or for the benefit of the Participant.

14.          TRANSFERABILITY

Neither Contributions credited to a Participant’s Account nor any Options or rights with respect to the exercise of Options or right to receive shares under this Plan may be anticipated, alienated, encumbered, assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 13) by the Participant. Any such attempt at anticipation, alienation, encumbrance, assignment, transfer, pledge or other disposition shall be without effect and all amounts shall be paid and all shares shall be delivered in accordance with the provisions of this Plan. Amounts payable or shares deliverable pursuant to this Plan shall be paid or delivered only to (or credited in the name of, as the case may be) the Participant or, in the event of the Participant’s death, the Participant’s beneficiary pursuant to Section 13.

15.          USE OF FUNDS; INTEREST

All Contributions received or held by the Corporation under this Plan will be included in the general assets of the Corporation and may be used for any corporate purpose. Notwithstanding anything else contained herein to the contrary, no interest will be paid to any Participant or credited to his or her Account under this Plan (in respect of Account balances, refunds of Account balances, or otherwise). Amounts payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Corporation and, except for any shares that may be reserved on the books of the Corporation for issuance with respect to this Plan, no special or separate reserve, fund or deposit shall be made to assure payment of amounts that may be due with respect to this Plan.

16.          REPORTS

Statements shall be provided to Participants as soon as administratively practicable following each Subscription Date. Each Participant’s statement shall set forth, as of such Subscription Date, that Participant’s Account balance immediately prior to the exercise of his or her Option, the Subscription Price, the number of whole shares purchased and his or her remaining Account balance, if any.

17.          ADJUSTMENTS OF AND CHANGES IN THE STOCK

Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend), or reverse stock split; any merger, combination, consolidation, or other reorganization; split-up, spin-off, or any similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of substantially all the assets of the Corporation as an entirety occurs; then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

(a)    proportionately adjust any or all of (1) the number and type of shares or the number and type of other securities that thereafter may be made the subject of Options (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (2) the number, amount and type of shares (or other securities or property) subject to any or all outstanding Options, (3) the Subscription Price of any or all outstanding Options, or (4) the securities, cash or other property deliverable upon exercise of any outstanding Options; or

(b)   make provision for a cash payment or for the substitution or exchange of any or all outstanding Options for cash, securities or property to be delivered to the holders of any or all outstanding Options based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

The Committee may adopt such valuation methodologies for outstanding Options as it deems reasonable in the event of a cash or property settlement and, without limitation on other methodologies, may base such settlement solely upon the excess (if any) of the amount payable upon or in respect of such event over the Subscription Price of the Option.

In any of such events, the Committee may take such action sufficiently prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

18.          POSSIBLE EARLY TERMINATION OF PLAN AND OPTIONS

Upon a dissolution of the Corporation, or any other event described in Section 17 that the Corporation does not survive or does not survive as a publicly-traded company in respect of its Common Stock, as the case may be, the Plan and, if prior to the last day of a Subscription Period, any outstanding Option granted with respect to that Subscription Period shall terminate, subject to any provision that has been expressly made by the Board for the survival, substitution, assumption, exchange or other settlement of the Plan and Options. In the event a Participant’s Option is terminated pursuant to this Section 18 without a provision having been made by the Board for a substitution, exchange or other settlement of the Option, such Participant’s Account shall be paid to him or her in cash without interest.

19.          TERM OF PLAN; AMENDMENT OR TERMINATION

(a)   Stockholder Approval; Effective Date.   Notwithstanding anything else contained herein to the contrary, this Plan shall not become effective until the date that stockholders of the Corporation approve this Plan (the “Effective Date”), provided that such approval is obtained within twelve months after the date that the Board approves this Plan.

(b)   Termination.   No new Subscription Periods shall commence on or after the day before the tenth anniversary of the Effective Date and this Plan shall terminate as of the Subscription Date on or immediately following such date unless sooner terminated pursuant to Section 18 or this Section 19. In the event that all of the shares of Common Stock made available under this Plan are subscribed prior to the expiration of this Plan, this Plan shall terminate at the end of that Subscription Period and the shares available shall be allocated for purchase by Participants in that Subscription Period on a pro-rata basis determined with respect to Participants’ Account balances.

(c)   Board Amendment Authority.   The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part and without notice. Stockholder approval for any amendment or modification shall not be required, except to the extent required by law or applicable stock exchange rules, or required under Section 423 of the Code in order to preserve the intended tax consequences of this Plan. No Options may be granted during any suspension of this Plan or after the termination of this Plan, but the Committee will retain jurisdiction as to Options then outstanding in accordance with the terms of this Plan. No amendment, modification, or termination pursuant to this Section 19(c) shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of such Participant or obligations of the Corporation under any Option granted under this Plan prior to the effective date of such change. Changes contemplated by Section 17 or Section 18 shall not be deemed to constitute changes or amendments requiring Participant consent.

(d)   Certain Additional Committee Authority.   Notwithstanding the amendment provisions of Section 19(c) and without limiting the Board’s authority thereunder and without limiting the Committee’s authority pursuant to any other provision of this Plan, the Committee shall have the right (1) to designate from time to time the Subsidiaries whose employees may be eligible to participate in this Plan (including, without limitation, any Subsidiary that may first become such after the date stockholders first approve this Plan) (each a “Participating Subsidiary”), and (2) to change the service and other qualification requirements set forth under the definition of Eligible Employee in Section 2 (subject to the requirements of Section 423(b) of the Code and applicable rules and regulations thereunder). Any such change shall not take effect earlier than the first Subscription Period that starts on or after the effective date of such change. Any such change shall not require stockholder approval.

20.          NOTICES

All notices or other communications by a Participant to the Corporation contemplated by this Plan shall be deemed to have been duly given when received in the form and manner specified by the Committee (or its delegate) at the location, or by the person, designated by the Committee (or its delegate) for that purpose.

21.          CONDITIONS UPON ISSUANCE OF SHARES

This Plan, the granting of Options under this Plan and the offer, issuance and delivery of shares of Common Stock are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation and as a condition precedent to the exercise of his or her Option, provide such assurances and representations to the Corporation as the Committee may deem necessary or desirable to assure compliance with all applicable legal requirements.

22.          PLAN CONSTRUCTION

(a)   Section 16.   It is the intent of the Corporation that transactions involving Options under this Plan (other than “Discretionary Transactions” as that term is defined in Rule 16b-3(b)(1) promulgated by the Commission under Section 16 of the Exchange Act, to the extent there are any Discretionary Transactions under this Plan), in the case of Participants who are or may be subject to the prohibitions of Section 16 of the Exchange Act, satisfy the requirements for exemption under Rule 16b-3(c) promulgated by the Commission under Section 16 of the Exchange Act to the maximum extent possible. Notwithstanding the foregoing, the Corporation shall have no liability to any Participant for Section 16 consequences of Options or other events with respect to this Plan.

(b)   Section 423.   This Plan and Options are intended to qualify under Section 423 of the Code. Accordingly, all Participants are to have the same rights and privileges (within the meaning of Section 423(b)(5) of the Code) under this Plan, subject to differences in Compensation among Participants and subject to the Contribution and share limits of this Plan.

(c)   Interpretation.   If any provision of this Plan or of any Option would otherwise frustrate or conflict with the intents expressed above, that provision to the extent possible shall be interpreted so as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Corporation and is consistent with the purposes of this Plan as to such persons in the circumstances.

23.          EMPLOYEES’ RIGHTS

(a)   No Employment Rights.   Nothing in this Plan (or in any Subscription Agreement or other document related to this Plan) will confer upon any Eligible Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary, constitute any contract or agreement of employment or other service or effect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or any Subsidiary to change such person’s compensation or other benefits or to terminate his or her employment or other service, with or without cause. Nothing contained in this Section 23(a), however, is intended to adversely affect any express independent right of any such person under a separate employment or service contract other than a Subscription Agreement.

(b)   No Rights to Assets of the Company.   No Participant or other person will have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Corporation or any Subsidiary by reason of any Option hereunder. Neither the provisions of this Plan (or of any Subscription Agreement or other document related to this Plan), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan will create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or any Subsidiary and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to this Plan, such right will be no greater than the right of any unsecured general creditor of the Corporation.

(c)   No Stockholder Rights.   A Participant will not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

24.          MISCELLANEOUS

(a)   Governing Law.   This Plan, the Options, Subscription Agreements and other documents related to this Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(b)   Severability.   If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(c)   Captions and Headings.   Captions and headings are given to the sections of this Plan solely as a convenience to facilitate reference. Such captions and headings shall not be deemed in any way material or relevant to the construction of interpretation of this Plan or any provision hereof.

(d)   No Effect on Other Plans or Corporate Authority.   The adoption of this Plan shall not affect any other Corporation or Subsidiary compensation or incentive plans in effect. Nothing in this Plan will limit or be deemed to limit the authority of the Board or Committee (1) to establish any other forms of incentives or compensation for employees of the Corporation or any Subsidiary (with or without reference to the Common Stock), or (2) to grant or assume options (outside the scope of and in addition to those contemplated by this Plan) in connection with any proper corporate purpose; to the extent consistent with any other plan or authority. Benefits received by a Participant under an Option granted pursuant to this Plan shall not be deemed a part of the Participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Committee or the Board (or the Board of Directors of the Subsidiary that sponsors such plan or arrangement, as applicable) expressly otherwise provides or authorizes in writing.

25.          TAX WITHHOLDING

Notwithstanding anything else contained in this Plan herein to the contrary, the Corporation may deduct from a Participant’s Account balance as of a Subscription Date, before the exercise of the Participant’s Option is given effect on such date, the amount of taxes (if any) which the Corporation reasonably determines it or any Subsidiary may be required to withhold with respect to such exercise. In such event, the maximum number of whole shares subject to such Option (subject to the other limits set forth in this Plan) shall be purchased at the Subscription Price with the balance of the Participant’s Account (after reduction for the tax withholding amount).

Should the Corporation for any reason be unable, or elect not to, satisfy its or any Subsidiary’s tax withholding obligations in the manner described in the preceding paragraph with respect to a Participant’s exercise of an Option, or should the Corporation or any Subsidiary reasonably determine that it or an affiliated entity has a tax withholding obligation with respect to a disposition of shares acquired pursuant to the exercise of an Option prior to satisfaction of the holding period requirements of Section 423 of the Code, the Corporation or Subsidiary, as the case may be, shall have the right at its option to (1) require the Participant to pay or provide for payment of the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event or (2) deduct from any amount otherwise payable to or for the account of the Participant the amount of any taxes which the Corporation or Subsidiary reasonably determines that it or any affiliate is required to withhold with respect to such event.

26.          NOTICE OF SALE

Any person who has acquired shares under this Plan shall give prompt written notice to the Corporation of any sale or other transfer of the shares if such sale or transfer occurs (1) within the two-year period after the Grant Date of the Subscription Period with respect to which such shares were acquired, or (2) within the twelve-month period after the Subscription Date of the Subscription Period with respect to which such shares were acquired.

IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan on this 21st day of November, 2005.

INTERNATIONAL RECTIFIER CORPORATION
By:
Its:

Los Angeles Area Freeway System

N
S
E
W
405
101
5
10
60
110
710
105
91
605
55
215
15
SANTA MONICA
LAX
EL SEGUNDO
Downtown Los Angeles
LONG BEACH
NEWPORT BEACH
SAN CLEMENTE
CORONA
RIVERSIDE
LAKE ELSINORE
TEMECULA
HEXFET America
See Insert
To San Diego
HEXFET America
Business Park Dr.
Front St.
Rancho California Road
I–15 to Rancho California Road exit, turn west at off ramp
Cross intersection of Front St.
Enter Rancho California Business Park, turn right at Business Park Drive to HEXFET America building on left

INTERNATIONAL RECTIFIER CORPORATION 233 KANSAS STREET EL SEGUNDO, CA 90245

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 20, 2005. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS

If you would like to reduce the costs incurred by INTERNATIONAL RECTIFIER CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 20, 2005. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to INTERNATIONAL RECTIFIER CORPORATION, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	INTREC1	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERNATIONAL RECTIFIER CORPORATION

The Board of Directors of International Rectifier Corporation recommends that Stockholders vote FOR each of the proposals. Vote on Directors
			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.

1.	Election of Directors		☐	☐	☐

Nominees: 01) Alexander Lidow
02) Rochus E. Vogt

Vote on Proposals						For	Against	Abstain

2.			Amendment of Employee Stock Purchase Plan. To approve proposed amendment and restatement of the Company’s employee stock purchase plan.			☐	☐	☐

3.			Ratification of PricewaterhouseCoopers LLP as an independent registered public accounting firm of the Company to serve for fiscal year 2006.			☐	☐	☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast!				PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
Enroll today at www.investordelivery.com for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

This Proxy Must be Signed Exactly as Name Appears Hereon. Executors, administrators, trustees, etc., should give full title as such. If signer is a corporation, please sign full corporate name by the duly authorized officer.

For comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		☐	☐

		Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)			Date

PROXY

INTERNATIONAL RECTIFIER CORPORATION

Proxy Solicited on Behalf of the Board of Directors of the Company for Annual Meeting November 21, 2005

The undersigned hereby constitutes and appoints Eric Lidow and Donald R. Dancer, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of International Rectifier Corporation to be held at the HEXFET America facility of the Company, 41915 Business Park Drive, Temecula, California, at 10:00 a.m., Pacific Standard Time, on the 21st day of November, 2005 and at any adjournment thereof, on all matters coming before said meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made on a matter, this proxy will be voted FOR that matter.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)

INTERNATIONAL RECTIFIER CORPORATION 233 KANSAS STREET EL SEGUNDO, CA 90245

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on November 20, 2005. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS

If you would like to reduce the costs incurred by INTERNATIONAL RECTIFIER CORPORATION in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on November 20, 2005. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to INTERNATIONAL RECTIFIER CORPORATION, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	INTREC3	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INTERNATIONAL RECTIFIER CORPORATION

The Board of Directors of International Rectifier Corporation recommends that Stockholders vote FOR each of the proposals. Vote on Directors
			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.

1.	Election of Directors		☐	☐	☐

Nominees: 01) Alexander Lidow
02) Rochus E. Vogt

Vote on Proposals						For	Against	Abstain

2.			Amendment of Employee Stock Purchase Plan. To approve proposed amendment and restatement of the Company’s employee stock purchase plan.			☐	☐	☐

3.			Ratification of PricewaterhouseCoopers LLP as an independent registered public accounting firm of the Company to serve for fiscal year 2006.			☐	☐	☐

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast!				PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
Enroll today at www.investordelivery.com for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

This Proxy Must be Signed Exactly as Name Appears Hereon. Executors, administrators, trustees, etc., should give full title as such. If signer is a corporation, please sign full corporate name by the duly authorized officer.

For comments, please check this box and write them on the back where indicated.				☐

Please indicate if you plan to attend this meeting.		☐	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.		☐	☐

		Yes	No

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)			Date

PROXY

INTERNATIONAL RECTIFIER CORPORATION

ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 21, 2005 THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY

As a participant in the International Rectifier Corporation Retirement Saving Plan, you have the right to direct Fidelity Management Trust Company regarding how to vote the shares of International Rectifier Corporation credited to the account at the Annual Shareholder Meeting to be held on November 21, 2005.

The shares credited to the account will be voted as directed. If the card is not signed, or if the card is not received by November 17, 2005, the shares credited to the account will not be voted.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made on a matter, this proxy will be voted FOR that matter.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

Comments:

(If you noted any Comments above, please mark corresponding box on the reverse side.)